UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 10

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2014

Date of reporting period:	10/31/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON EQUITY INCOME FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Equity Income

Objective

Income and Capital Appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Income Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Equity Income Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	15.30%	108.40%	153.86%	—
Class B	14.52	100.77	135.24	—
Class C	14.48	100.77	135.33	—
Class Q	15.68	N/A	N/A	59.75% (1/18/11)
Class R	15.08	N/A	N/A	56.29 (1/18/11)
Class Z	15.58	110.98	N/A	95.74 (8/25/08)
Lipper Equity Income Funds Index*	13.67	99.62	106.64	—
S&P 500 Index	17.24	116.27	119.89	—
Lipper Equity Income Funds Average	12.58	97.73	115.08	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	12.54%	13.90%	9.14%	—
Class B	13.12	14.22	8.92	—
Class C	17.08	14.33	8.91	—
Class Q	19.41	N/A	N/A	13.15% (1/18/11)
Class R	18.72	N/A	N/A	12.50 (1/18/11)
Class Z	19.39	15.48	N/A	11.44 (8/25/08)
Lipper Equity Income Funds Index*	16.10	14.02	7.44	—
S&P 500 Index	19.70	15.69	8.10	—
Lipper Equity Income Funds Average	15.02	13.78	7.83	—

*Returns for the Lipper Equity Income Funds Index reflect the expenses of the mutual funds included in the Index.

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Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	8.95%	14.52%	9.14%	—
Class B	9.52	14.84	8.93	—
Class C	13.48	14.96	8.94	—
Class Q	15.68	N/A	N/A	13.17% (1/18/11)
Class R	15.08	N/A	N/A	12.52 (1/18/11)
Class Z	15.58	16.10	N/A	11.47 (8/25/08)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	15.30%	15.82%	9.76%	—
Class B	14.52	14.96	8.93	—
Class C	14.48	14.96	8.94	—
Class Q	15.68	N/A	N/A	13.17% (1/18/11)
Class R	15.08	N/A	N/A	12.52 (1/18/11)
Class Z	15.58	16.10	N/A	11.47 (8/25/08)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Equity Income Fund (Class A shares) with a similar investment in the Lipper Equity Income Funds Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. The data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable

Prudential Jennison Equity Income Fund	3

Your Fund’s Performance (continued)

front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Lipper Equity Income Funds Index

Funds in the Lipper Equity Income Funds Index seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. These funds’ gross or net yields must be at least 125% of the average gross or net yield of the US diversified equity fund universe. Lipper Equity Income Funds Index Closest Month-End to Inception cumulative total returns as of 10/31/14 are 59.61% for Class Q and Class R and 69.01% for Class Z. Lipper Equity Income Funds Index Closest Month-End to Inception average annual total returns as of 9/30/14 are 13.02% for Class Q and Class R and 8.67% for Class Z.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how US stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns as of 10/31/14 are 69.91% for Class Q and Class R and 80.00% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/14 are 14.80% for Class Q and Class R and 9.71% for Class Z.

Lipper Equity Income Funds Average

The Lipper Equity Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Equity Income Funds category for the periods noted. Funds in the Lipper Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/14 are 56.47% for Class Q and Class R and 67.68% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/14 are 12.36% for Class Q and Class R and 8.47% for Class Z.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of mutual fund operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
Apple, Inc., Technology Hardware, Storage & Peripherals	4.5%
Frontier Communications Corp., Diversified Telecommunication Services	3.2
Bristol-Myers Squibb Co., Pharmaceuticals	2.7
Merck & Co., Inc., Pharmaceuticals	2.5
AbbVie, Inc., Pharmaceuticals	2.2

Holdings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Income Fund’s Class A shares returned 15.30% for the 12-month reporting period ended October 31, 2014, outperforming the 13.67% return of the Lipper Equity Income Funds Index and the 12.58% return of the Lipper Equity Income Funds Average, but underperforming the 17.24% return of the S&P 500 Index.

What was the market environment like for stocks during the period?

•

The US equity markets’ double-digit advance in the 12 months ended October 31, 2014, reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. US gross domestic product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

•	China’s expansion moderated as the country navigated a better balance between fixed investment and consumer-led growth.

•

A number of other key Emerging Market countries were hurt by a combination of slower growth, fiscal pressures, and weakening currencies. Later in the period, there were signs of improvement in a small but growing number of emerging market countries with stabilizing political, fiscal, and currency situations.

•	The Federal Reserve tapered its quantitative easing program, signaling confidence in the health of US economic activity and labor market conditions.

Which holdings made the largest positive contributions to the Fund’s return?

The Fund’s leading contributors were diversified relatively well by sector. Oil and gas storage and transportation company Targa Resources topped the list. Other noteworthy contributors included Apple, Inc. from information technology and Frontier Communications from the telecommunication services sector. Canadian Pacific Railway from the industrial sector and Merck & Co., Inc., from the healthcare sector also helped performance during the period.

•

Targa Resources enjoyed a steady upward trend. The shares suddenly spiked in mid-June on reports of a pending acquisition by Energy Transfer Equity. In October, heightened volatility in oil prices caused Targa’s shares to drop, but they have since rebounded. Jennison likes Targa for its fundamentals, and regards it as having one of the best natural gas liquids footprints along the Gulf Coast, as well as leading positions in the Permian and Bakken shale formations. Jennison continues to believe the company’s strong backlog of projects ($1.5+ billion of potential opportunities for 2015 and beyond) should support potential double-digit dividend growth.

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•

Apple shares moved up strongly in the second half of the year after announcing its largest acquisition in the company’s history, Beats Music and Beats Electronics, for $3 billion. The company’s revenues and earnings strength continues to reflect the expanding global acceptance of its platform, especially in China, where iPhone sales have surged after becoming available through China’s largest phone service provider. Jennison expects that product updates should sustain attractive revenue growth in the medium-term, and the company could benefit from the creation of new markets in Apple Pay and Apple Watch.

•

Canadian Pacific Railway benefited from strong rail volumes and accelerating revenue growth prospects. Jennison believes the company’s management, which has a record of improving operations and margins at underperforming railroads, is in the early stages of what should be a multiyear turnaround. It operates a transcontinental rail line from Vancouver to Montreal and south to Kansas City. Its 14,700 miles of track connect with all other major North American Class I rails and support a broad array of end markets, including industrial products, intermodal containers, coal, sulfur/fertilizers, automobiles, and forest products.

Which holdings detracted most from the Fund’s return?

The major overall detractors came from the consumer discretionary sector, including positions in specialty retailer GameStop and toy maker Mattel. Information technology company Rackspace Hosting was another major detractor for the period, as were wireless telecommunication services provider Vodafone Group and Italian asset management company ANIMA.

•

Rackspace Hosting, an internet software and services company that provides Web- and cloud-hosting services to more than 180,000 enterprise customers, had difficulties this year. This was largely related to changes in management, including the replacement of its CEO, and changes in its sales force structure as concerns mounted that its business was being commoditized. Given the company’s inability to transition its enterprise sales channel within the Fund’s investment timeframe, Jennison exited the position.

•

Shares of GameStop, a specialty retailer of video game consoles and software, were hurt in the beginning of the year following weakness around its holiday sales from 2013, causing investor anxiety about a potential secular decline in the business. The company has faced some headwinds, which include navigating the gaming console transition, the rapid rise of digitally distributed software, and increased pressure on its used products. Despite this, Jennison currently maintains a positive outlook on the company and feels the volatility

Prudential Jennison Equity Income Fund	7

Strategy and Performance Overview (continued)

and headwinds are somewhat overdone. Jennison believes management is focused and continues to aggressively return excess capital to shareholders through dividends and stock buybacks.

•

Mattel shares suffered during the period as the company struggled to work through an inventory build-up from 2013, which lasted well into 2014. The company had been reporting disappointing earnings for multiple quarters, with cyclical weakness among the majority of its core brands. Jennison has concerns that future results might be weaker for longer than Jennison anticipated. Also, Mattel’s tax position caused it to reclassify its dividends as a return of capital, which violated Jennison’s investment decision on Mattel as a steady dividend grower. Jennison closed the position in mid-February.

Were there significant changes to the portfolio?

During the reporting period there were some changes to the portfolio. The Fund scaled back its positions in industrials in favor of sectors such as energy, with greater exposure to what Jennison believes is an opportunity within the “energy renaissance” occurring in the US. As such, the Fund increased its exposure to the energy sector, specifically in oil, gas, and consumable fuels companies.

The Fund added or exited individual positions based on company fundamentals and the stocks’ risk-reward characteristics. Significant positions established included Kinder Morgan, Williams Companies, Verizon, and consumer staples company Lorillard. Positions in Royal Philips NV and Vivendi SA were eliminated, while the Fund reduced its positions in General Electric, Siemens AG, and added to its position in Frontier Communications.

Did the Fund hold derivatives and did they affect performance?

•	The Fund’s exposure to derivatives was minimal and included put and call equity options and structured notes.

•

These holdings had a minimal negative effect on performance as these holdings were in companies mostly within the energy sector, which broadly declined during October as volatility increased and oil prices fell significantly.

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Comments on Largest Holdings

4.5%	Apple, Inc., Technology Hardware, Storage & Peripherals

Apple is discussed in the positive contributors to performance section.

3.2%	Frontier Communications Corp., Diversified Telecommunication Services

Frontier Communications benefited from what Jennison saw as continued good execution and improving fundamentals in the past year. As its promotional pricing has gained traction, the company has been able to sustain strong broadband momentum, a trend Jennison views as key to improving top-line growth. Its progress and continued revenue improvements helped to boost Jennison’s confidence in Frontier’s ability to maintain its above average dividend yield over the near to intermediate term.

2.7%	Bristol-Myers Squibb Company, Pharmaceuticals

Bristol-Myers Squibb shares posted another solid quarter of results for 3Q2014. Jennison believes Bristol-Meyers will continue to benefit from product momentum, new product launches, pipeline data, and strong business development deals. Jennison also maintains its confidence in the company’s ability to sustain its healthy dividend yield over the long run.

2.5%	Merck & Co., Pharmaceuticals

Merck management in the past has hinted the company is considering the sale or spin-off of some of its non-core assets, such as its animal health or consumer care businesses. Merck has an attractive dividend yield as well as a long history of returning value to its shareholders. Jennison sees a number of potentially positive catalysts for the stock in the year going forward.

2.2%	AbbVie, Inc., Pharmaceuticals

Shares of AbbVie, Inc. increased as the company reported above consensus results for the most recent quarter (3Q2014) and increased their 2014 adjusted EPS guidance range. The research-based biopharmaceutical company, which formed in 2013 following its separation from Abbott Laboratories, also issued a $5 billion stock repurchase program and increased its quarterly cash dividend. Jennison believes the company is well positioned in its ability to sustain its healthy dividend over time.

Prudential Jennison Equity Income Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Income Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,063.30	1.14%	$5.93
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Class B	Actual	$1,000.00	$1,059.90	1.89%	$9.81
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class C	Actual	$1,000.00	$1,059.40	1.89%	$9.81
	Hypothetical	$1,000.00	$1,015.68	1.89%	$9.60

Class Q	Actual	$1,000.00	$1,065.00	0.78%	$4.06
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

Class R	Actual	$1,000.00	$1,062.00	1.39%	$7.22
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

Class Z	Actual	$1,000.00	$1,064.60	0.89%	$4.63
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Equity Income Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.18%	1.13%
B	1.88	1.88
C	1.88	1.88
Q	0.78	0.78
R	1.63	1.38
Z	0.88	0.88

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 2)
LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS 90.1%

Aerospace & Defense 1.2%
Boeing Co. (The)	495,651	$61,911,766

Airlines 1.5%
Air Canada (Canada) (Class A Stock)*	3,186,835	26,551,068
Delta Air Lines, Inc.	868,440	34,937,341
United Continental Holdings, Inc.*	235,906	12,458,196

		73,946,605

Banks 6.1%
Bank of America Corp.	4,632,570	79,494,901
BankUnited, Inc.	1,475,357	44,113,174
JPMorgan Chase & Co.	1,236,531	74,785,395
Wells Fargo & Co.	2,091,919	111,059,980

		309,453,450

Beverages 2.8%
Britvic PLC (United Kingdom)	6,992,725	76,241,408
Molson Coors Brewing Co. (Class B Stock)	884,476	65,787,325

		142,028,733

Biotechnology 1.1%
Celgene Corp.*	502,188	53,779,313

Capital Markets 1.6%
Anima Holding SpA (Italy)*	3,257,001	15,246,507
Anima Holding SpA (Italy), 144A*(a)	4,527,455	21,193,691
Azimut Holding SpA (Italy)	1,879,092	43,982,100

		80,422,298

Chemicals 2.3%
Air Products & Chemicals, Inc.	254,297	34,243,634
Monsanto Co.	126,449	14,546,693
Potash Corp. of Saskatchewan, Inc. (Canada)	1,913,231	65,375,103

		114,165,430

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.5%
Spotless Group Holdings Ltd. (Australia)*	2,672,802	$4,522,357
Spotless Group Holdings Ltd. (Australia), 144A*(a)	10,779,817	18,239,355

		22,761,712

Communications Equipment 1.5%
Cisco Systems, Inc.	3,034,469	74,253,456

Diversified Financial Services
Gateway Energy & Resource Holdings LLC, Private Placement, (original cost $2,000,000; purchased 12/14/07), 144A*(a)(b)	100,000	1,415,762

Diversified Telecommunication Services 4.0%
Frontier Communications Corp.	24,678,442	161,397,011
Verizon Communications, Inc.	798,818	40,140,604

		201,537,615

Electric Utilities 1.6%
Alupar Investimento SA (Brazil)	375,608	2,757,298
Alupar Investimento SA (Brazil), 144A(a)	1,777,926	13,051,566
NRG Yield, Inc. (Class A Stock)	1,337,699	66,844,819

		82,653,683

Food Products 2.1%
Mondelez International, Inc. (Class A Stock)	1,712,007	60,365,367
Pinnacle Foods, Inc.	1,406,630	47,544,094

		107,909,461

Hotels, Restaurants & Leisure 3.6%
Carnival Corp.	1,191,829	47,851,935
Merlin Entertainments PLC (United Kingdom)	1,507,457	8,524,215
Merlin Entertainments PLC (United Kingdom), 144A(a)	4,500,000	25,446,142
Starbucks Corp.	846,404	63,954,286
Wendy’s Co. (The)	4,529,658	36,327,857

		182,104,435

Household Products 1.5%
Procter & Gamble Co. (The)	860,186	75,068,432

Independent Power & Renewable Electricity Producers 1.1%
Abengoa Yield PLC (United Kingdom)*	1,683,088	54,700,360

See Notes to Financial Statements.

14

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Industrial Conglomerates 2.0%
General Electric Co.	1,350,923	$34,867,323
Siemens AG (Germany), ADR(c)	563,535	63,532,936

		98,400,259

Insurance 1.8%
MetLife, Inc.	1,667,229	90,430,501

Internet Software & Services 0.9%
Yahoo!, Inc.*	978,729	45,070,470

IT Services 2.1%
Xerox Corp.	8,160,624	108,373,087

Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	553,735	65,102,624

Media 2.7%
Cinemark Holdings, Inc.	1,383,934	48,880,549
Lagardere SCA (France)	271,510	6,607,550
Time Warner, Inc.	992,166	78,847,432

		134,335,531

Metals & Mining 0.3%
U.S. Silica Holdings, Inc.	385,699	17,317,885

Multi-Utilities 1.0%
Veolia Environnement SA (France)	2,896,620	48,109,377

Oil, Gas & Consumable Fuels 12.3%
Cheniere Energy Partners LP Holdings LLC	2,662,589	64,328,150
EnLink Midstream LLC	737,801	27,962,658
Kinder Morgan, Inc.(c)	1,949,769	75,456,060
ONEOK, Inc.	767,258	45,222,187
Pembina Pipeline Corp. (Canada)	1,165,906	48,315,145
Phillips 66	671,367	52,702,310
Plains GP Holdings LP (Class A Stock)(c)	1,070,605	30,704,951
SemGroup Corp. (Class A Stock)	931,379	71,483,338
Targa Resources Corp.	733,727	94,379,304
Western Refining, Inc.	576,707	26,292,072
Williams Cos., Inc. (The)	1,545,970	85,816,795

		622,662,970

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Pharmaceuticals 9.1%
AbbVie, Inc.	1,780,337	$112,980,186
Bristol-Myers Squibb Co.	2,326,323	135,368,735
Merck & Co., Inc.	2,172,520	125,875,809
Pfizer, Inc.	1,022,727	30,630,674
Roche Holding AG (Switzerland)	183,610	54,183,611

		459,039,015

Real Estate Investment Trusts (REITs) 4.6%
Crown Castle International Corp.	461,439	36,047,615
First Potomac Realty Trust	1,997,515	24,968,938
Geo Group, Inc. (The)	1,351,543	53,980,627
MFA Financial, Inc.	9,522,064	79,794,896
Starwood Property Trust, Inc.	1,667,260	37,613,386

		232,405,462

Road & Rail 3.3%
Canadian Pacific Railway Ltd. (Canada)	478,919	99,461,898
Union Pacific Corp.	585,216	68,148,403

		167,610,301

Semiconductors & Semiconductor Equipment 0.9%
Xilinx, Inc.	1,053,638	46,865,818

Software 3.4%
Activision Blizzard, Inc.	3,184,239	63,525,568
Microsoft Corp.	2,352,137	110,432,832

		173,958,400

Specialty Retail 2.9%
GameStop Corp. (Class A Stock)(c)	1,699,317	72,662,795
Home Depot, Inc. (The)	780,544	76,118,651

		148,781,446

Technology Hardware, Storage & Peripherals 5.6%
Apple, Inc.	2,110,640	227,949,120
Diebold, Inc.	1,587,678	56,251,432

		284,200,552

Tobacco 1.7%
Lorillard, Inc.	1,379,258	84,824,367

See Notes to Financial Statements.

16

Description			Shares	Value (Note 2)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 1.7%
Vodafone Group PLC (United Kingdom), ADR			2,561,464	$85,091,834

TOTAL COMMON STOCKS (cost $3,714,920,855)				4,550,692,410

PREFERRED STOCK 0.5%

Independent Power & Renewable Electricity Producers
Dynegy, Inc. Series A, CVT, 5.375%(c) (cost $24,230,448)			241,991	24,320,096

	Interest Rate	Maturity Date	Principal Amount (000)#
CONVERTIBLE BONDS 8.4%

Airlines 2.1%
United Continental Holdings, Inc., Sr. Unsec’d. Notes(a)	6.000%	10/15/29	9,122	55,456,059
WFC United Continental, Sr. Unsec’d. Notes, 144A(a)	7.730	05/05/15	93,972	49,805,160

				105,261,219

Internet Software & Services 1.8%
JPM Yahoo, Inc., Sr. Unsec’d. Notes, 144A(a)	5.250	04/21/15	217,875	94,013,192

Leisure Products 0.3%
Callaway Golf Co., Notes(a)	3.750	08/15/19	12,500	14,367,187

Oil, Gas & Consumable Fuels 2.0%
BAC Cheniere Energy, Inc., Notes, 144A(a)	7.030	01/08/15	546	40,746,744
BAC Concho Resources, Inc., Notes, 144A(a)	6.320	04/28/15	30,951	33,463,789
WFC Noble Energy, Inc., Sr. Unsec’d. Notes, 144A(a)	2.430	02/27/15	456	26,182,542

				100,393,075

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
CONVERTIBLE BONDS (Continued)

Pharmaceuticals 2.2%
GS Biogen Idec, Inc., Sr. Unsec’d.Notes, 144A(a)	4.000%	03/03/15	187	$60,238,526
GS Endo International PLC, Sr. Unsec’d., 144A(a)	4.000	03/16/15	77,640	51,347,214

				111,585,740

TOTAL CONVERTIBLE BONDS (cost $396,783,845)				425,620,413

TOTAL LONG-TERM INVESTMENTS (cost $4,135,935,148)				5,000,632,919

			Shares
SHORT-TERM INVESTMENT 4.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $201,571,943; includes $156,479,627 of cash collateral for securities on loan)(d)(e)			201,571,943	201,571,943

TOTAL INVESTMENTS 103.0% (cost $4,337,507,091; Note 6)				5,202,204,862
Liabilities in excess of other assets (3.0)%				(150,893,103)

NET ASSETS 100.0%				$5,051,311,759

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Indicates a security or securities that have been deemed illiquid.
(b)	Indicates a restricted security; the aggregate cost of the restricted securities is $2,000,000. The aggregate value, $1,415,762, is approximately 0.0% of net assets.
(c)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $155,096,152; cash collateral of $156,479,627 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance.

See Notes to Financial Statements.

18

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$61,911,766	$—	$—
Airlines	73,946,605	—	—
Banks	309,453,450	—	—
Beverages	65,787,325	76,241,408	—
Biotechnology	53,779,313	—	—
Capital Markets	—	80,422,298	—
Chemicals	114,165,430	—	—
Commercial Services & Supplies	—	22,761,712	—
Communications Equipment	74,253,456	—	—
Diversified Financial Services	—	—	1,415,762
Diversified Telecommunication Services	201,537,615	—	—
Electric Utilities	69,602,117	13,051,566	—
Food Products	107,909,461	—	—
Hotels, Restaurants & Leisure	148,134,078	33,970,357	—
Household Products	75,068,432	—	—
Independent Power & Renewable Electricity Producers	54,700,360	—	—
Industrial Conglomerates	98,400,259	—	—
Insurance	90,430,501	—	—
Internet Software & Services	45,070,470	—	—
IT Services	108,373,087	—	—

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	19

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Life Sciences Tools & Services	$65,102,624	$—	$—
Media	127,727,981	6,607,550	—
Metals & Mining	17,317,885	—	—
Multi-Utilities	—	48,109,377	—
Oil, Gas & Consumable Fuels	622,662,970	—	—
Pharmaceuticals	404,855,404	54,183,611	—
Real Estate Investment Trusts (REITs)	232,405,462	—	—
Road & Rail	167,610,301	—	—
Semiconductors & Semiconductor Equipment	46,865,818	—	—
Software	173,958,400	—	—
Specialty Retail	148,781,446	—	—
Technology Hardware, Storage & Peripherals	284,200,552	—	—
Tobacco	84,824,367	—	—
Wireless Telecommunication Services	85,091,834	—	—
Preferred Stock
Independent Power & Renewable Electricity Producers	24,320,096	—	—
Convertible Bonds	—	69,823,246	355,797,167
Affiliated Money Market Mutual Fund	201,571,943	—	—

Total	$4,439,820,808	$405,171,125	$357,212,929

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Convertible Bonds
Balance as of 10/31/13	$—	$226,557,064
Accrued discount/premium	—	—
Realized gain (loss)	—	31,157,659
Change in unrealized appreciation (depreciation)*	(206,453)	(4,564,301)
Purchases	—	354,984,614
Sales	—	(252,337,869)
Transfers into Level 3	1,622,215	—
Transfers out of Level 3	—	—

Balance as of 10/31/14	$1,415,762	$355,797,167

*	Of which, $606,101 was included in Net Assets relating to securities held at the reporting period end.

See Notes to Financial Statements.

20

Fair value of Level 2 investments at October 31, 2013 was $362,424,606, which was a result of valuing investments using third party vendor modeling tools. An amount of $79,732,930 was transferred from Level 1 into Level 2 at October 31, 2014 as a result of using quoted prices in active markets for such foreign securities.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Common Stock transferred into Level 3 as a result of using a discretionary adjustment rate based on an index return.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of compariable U.S. Government and other securities using fixed income securities valuation model.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the Fund’s Level 3 securities are outlined in the table below.

	Fair Value October 31, 2014	Valuation Methodologies	Unobservable Input(s)	Range (Weighted Average)
Common Stocks	$1,415,762	Market-to-market (Index)	Discretionary adjustment rate	–3.85%
Convertible Bonds Investments	$355,797,167	Market approach	Offered quote	$43.15 - $321.79 ($105.79)

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	21

Portfolio of Investments

as of October 31, 2014 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Oil, Gas & Consumable Fuels	14.3%
Pharmaceuticals	11.3
Banks	6.1
Technology Hardware, Storage & Peripherals	5.6
Real Estate Investment Trusts (REITs)	4.6
Affiliated Money Market Mutual Fund (including 3.1% of collateral for securities on loan)	4.0
Diversified Telecommunication Services	4.0
Airlines	3.6
Hotels, Restaurants & Leisure	3.6
Software	3.4
Road & Rail	3.3
Specialty Retail	2.9
Beverages	2.8
Internet Software & Services	2.7
Media	2.7
Chemicals	2.3
IT Services	2.1
Food Products	2.1
Industrial Conglomerates	2.0
Insurance	1.8
Wireless Telecommunication Services	1.7%
Tobacco	1.7
Electric Utilities	1.6
Capital Markets	1.6
Independent Power & Renewable Electricity Producers	1.6
Household Products	1.5
Communications Equipment	1.5
Life Sciences Tools & Services	1.3
Aerospace & Defense	1.2
Biotechnology	1.1
Multi-Utilities	1.0
Semiconductors & Semiconductor Equipment	0.9
Commercial Services & Supplies	0.5
Metals & Mining	0.3
Leisure Products	0.3

103.0
Liabilities in excess of other assets	(3.0)

100.0%

See Notes to Financial Statements.

22

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2014

Prudential Jennison Equity Income Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value, including securities on loan of $155,096,152:
Unaffiliated investments (cost $4,135,935,148)	$5,000,632,919
Affiliated investments (cost $201,571,943)	201,571,943
Receivable for investments sold	70,257,035
Receivable for Fund shares sold	14,431,449
Dividends and interest receivable	6,200,015
Tax reclaim receivable	3,297,663
Prepaid expenses	48,572

Total assets	5,296,439,596

Liabilities
Payable to broker for collateral for securities on loan	156,479,627
Payable for investments purchased	73,286,234
Payable for Fund shares reacquired	9,664,703
Management fee payable	3,080,388
Distribution fee payable	1,567,963
Accrued expenses and other liabilities	941,919
Affiliated transfer agent fee payable	104,851
Deferred directors’ fees	2,152

Total liabilities	245,127,837

Net Assets	$5,051,311,759

Net assets were comprised of:
Common stock, at $0.001 par value	$288,067
Paid-in capital in excess of par	3,989,463,226

3,989,751,293
Distributions in excess of net investment income	(919,184)
Accumulated net realized gain on investment and foreign currency transactions	198,010,471
Net unrealized appreciation on investments and foreign currencies	864,469,179

Net assets, October 31, 2014	$5,051,311,759

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($1,751,798,703 ÷ 97,959,802 shares of common stock issued and outstanding)	$17.88
Maximum sales charge (5.5% of offering price)	1.04

Maximum offering price to public	$18.92

Class B
Net asset value, offering price and redemption price per share, ($173,731,228 ÷ 10,348,077 shares of common stock issued and outstanding)	$16.79

Class C
Net asset value, offering price and redemption price per share, ($1,302,224,965 ÷ 77,748,138 shares of common stock issued and outstanding)	$16.75

Class Q
Net asset value, offering price and redemption price per share, ($5,588,199 ÷ 312,270 shares of common stock issued and outstanding)	$17.90

Class R
Net asset value, offering price and redemption price per share, ($40,311,389 ÷ 2,254,677 shares of common stock issued and outstanding)	$17.88

Class Z
Net asset value, offering price and redemption price per share, ($1,777,657,275 ÷ 99,444,414 shares of common stock issued and outstanding)	$17.88

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	25

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $4,015,782)	$224,434,600
Interest income	10,427,971
Affiliated income from securities lending, net	534,866
Affiliated dividend income	69,927

Total income	235,467,364

Expenses
Management fee	35,213,600
Distribution fee—Class A	5,421,912
Distribution fee—Class B	1,719,268
Distribution fee—Class C	11,957,006
Distribution fee—Class R	243,609
Distribution fee—Class X	1,081
Transfer agent’s fees and expenses (including affiliated expense of $567,000)	4,660,000
Custodian’s fees and expenses	479,000
Reports to shareholders	197,000
Registration fees	191,000
Directors’ fees	113,000
Insurance fees	51,000
Legal fees and expenses	42,000
Audit fee	26,000
Interest expense	1,047
Miscellaneous	172,557

Total expenses	60,489,080
Less: Distribution fee waiver—Class A	(903,652)
Distribution fee waiver—Class R	(81,203)

Net expenses	59,504,225

Net investment income	175,963,139

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	211,249,686
Foreign currency transactions	(113,656)

211,136,030

Net change in unrealized appreciation (depreciation) on:
Investments	263,893,965
Foreign currencies	(244,012)

263,649,953

Net gain on investments	474,785,983

Net Increase In Net Assets Resulting From Operations	$650,749,122

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$175,963,139	$86,240,008
Net realized gain on investment and foreign currency transactions	211,136,030	303,488,538
Net change in unrealized appreciation (depreciation) on investments	263,649,953	386,358,012

Net increase in net assets resulting from operations	650,749,122	776,086,558

Dividends and Distributions (Note 2)
Dividends from net investment income:
Class A	(73,909,591)	(43,485,665)
Class B	(6,171,065)	(2,823,988)
Class C	(42,727,307)	(20,929,195)
Class Q	(131,499)	(78,867)
Class R	(1,233,844)	(385,089)
Class X	(1,943)	(23,415)
Class Z	(60,866,615)	(33,431,806)

	(185,041,864)	(101,158,025)

Distributions from net realized gains:
Class A	(75,598,648)	—
Class B	(7,411,991)	—
Class C	(50,122,234)	—
Class Q	(127,029)	—
Class R	(1,119,700)	—
Class X	(13,494)	—
Class Z	(55,212,077)	—

	(189,605,173)	—

Fund share transactions (Net of share conversions) (Note 5)
Net proceeds from shares sold	1,077,288,034	1,254,342,637
Net asset value of shares issued in reinvestment of dividends	299,541,549	77,643,037
Net asset value of shares issued in merger (Note 9)	—	168,106,726
Cost of shares reacquired	(845,558,799)	(811,906,121)

Net increase in net assets from Fund share transactions	531,270,784	688,186,279

Total increase	807,372,869	1,363,114,812

Net Assets:
Beginning of year	4,243,938,890	2,880,824,078

End of year(a)	$5,051,311,759	$4,243,938,890

(a) Includes undistributed net investment income of:	$—	$2,474,263

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	27

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios, Inc. 10 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company. At October 31, 2014, the Company consisted of two diversified investment portfolios (each a “Fund” and collectively the “Funds”). The information presented in these financial statements pertains to Prudential Jennison Equity Income Fund (the “Fund”). The investment objective of the Fund is income and capital appreciation.

2. Significant Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued

28

at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Prudential Jennison Equity Income Fund	29

Notes to Financial Statements

continued

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to the guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

30

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund

Prudential Jennison Equity Income Fund	31

Notes to Financial Statements

continued

currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

32

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2014, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Prudential Jennison Equity Income Fund	33

Notes to Financial Statements

continued

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least quarterly. These dividends and distributions are determined in

34

accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any, are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Fund has entered into investment management agreements with PI which provides that the Manager will furnish the Fund with investment advice and investment management and administrative services. The Manager has entered into a subadvisory agreement with Jennison Associates LLC.

Advisory Fee and Expense Limitations: The Manager receives a fee, accrued daily and paid monthly, based on an annual rate of the average net assets. The Manager pays the subadvisor a fee as compensation for advisory services provided to the Fund. The Manager has voluntarily agreed to waive expenses in accordance with limitation expense policies as noted in the table below. The Manager will reimburse the Fund for its operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, but inclusive of the advisory fee, which in the aggregate exceed specified percentages of the Fund’s average net assets while retaining their ability to be reimbursed for such fee waivers prior to the end of the fiscal year. The advisory fee and expense limitation are summarized as follows:

Advisory Fee through June 30, 2014	Advisory Fee at October 31, 2014	Effective Advisory Fee	Expense Limitation
.85% to $500 million	.85% to $500 million;	.75%	1.15%
.80% next $500 million	.80% next $500 million;
.75% next $1.5 billion	.75% next $1.5 billion;
.725% in excess of $2.5 billion	.725% next $2.5 billion
.70% next $2.5 billion
.675% next $2.5 billion
.65% in excess of $10 billion

Prudential Jennison Equity Income Fund	35

Notes to Financial Statements

continued

Such contractual fee waivers or reductions have been calculated prior to any fee reimbursements with respect to the expense limitations, and may be rescinded at any time and without notice to investors. All reimbursements by the Manager are reflected in the Statements of Operations.

Certain officers and directors of the Fund are officers or directors of the Manager. The Fund pays no compensation directly to its officers or interested directors.

The Fund has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Fund’s Class A, Class B, Class C, Class Q, Class R and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Fund’s Class X shares.

The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, Class R and Class X shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. No distribution or service fees are paid to PIMS as distributor for the Fund’s Class Q or Class Z shares.

Under the Plans, the Fund compensates PIMS and PAD a distribution and service fee at an annual rate up to .30%, 1.00%, 1.00%, .75% and 1.00% of the average daily net assets of the Class A, B, C, R and X shares, respectively. Through February 29, 2016, PIMS has contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A shares and Class R shares, respectively.

During the year ended October 31, 2014, PIMS has advised the Fund, front-end sales charges (“FESC”) and gross contingent deferred sales charges (“CDSC”) were as follows:

Class A FESC	Class A CDSC	Class B CDSC	Class C CDSC
$3,719,768	$37,242	$249,051	$66,232

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of Prudential Investments LLC and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s

36

transfer agent. Transfer agent fees and expenses shown in the Statements of Operations include certain out-of pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, served as the Fund’s securities lending agent. For the year ended October 31, 2014, PIM has been compensated approximately $160,000 for these services.

5. Shares of Capital Stock

The Fund offers Class A, Class B, Class C, Class Q, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital.

At October 31, 2014, Prudential through its affiliates owned 89 Class Q shares of the Fund.

Of the Company’s authorized capital stock, 725 million authorized shares have been allocated to the Fund and divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, Class X and Class Z capital stock, each of which consists of 253 million, 20 million, 150 million, 1 million, 75 million, 75 million, 1 million and 150 million authorized shares, respectively.

Prudential Jennison Equity Income Fund	37

Notes to Financial Statements

continued

Transactions in shares of capital were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	19,772,027	$341,304,043
Shares issued in reinvestment of dividends and distributions	7,719,746	131,158,157
Shares reacquired	(21,576,424)	(371,588,004)

Net increase (decrease) in shares outstanding before conversion	5,915,349	100,874,196
Shares issued upon conversion from Class B, Class C, Class X and Class Z	549,238	9,557,038
Shares reacquired upon conversion into Class Z	(11,699,065)	(207,405,353)

Net increase (decrease) in shares outstanding	(5,234,478)	$(96,974,119)

Year ended October 31, 2013:
Shares sold	28,325,470	$433,427,788
Shares issued in merger	7,610,532	114,043,817
Shares issued in reinvestment of dividends and distributions	2,470,850	36,541,259
Shares reacquired	(25,026,307)	(379,361,580)

Net increase (decrease) in shares outstanding before conversion	13,380,545	204,651,284
Shares issued upon conversion from Class B, Class X and Class Z	405,206	6,168,718
Shares reacquired upon conversion into Class Z	(483,118)	(7,480,271)

Net increase (decrease) in shares outstanding	13,302,633	$203,339,731

Class B
Year ended October 31, 2014:
Shares sold	1,398,222	$22,495,945
Shares issued in reinvestment of dividends and distributions	636,596	10,163,772
Shares reacquired	(1,333,393)	(21,636,977)

Net increase (decrease) in shares outstanding before conversion	701,425	11,022,740
Shares reacquired upon conversion into Class A	(370,147)	(6,076,656)

Net increase (decrease) in shares outstanding	331,278	$4,946,084

Year ended October 31, 2013:
Shares sold	2,928,030	$42,560,655
Shares issued in merger	1,112,052	15,752,745
Shares issued in reinvestment of dividends and distributions	137,354	1,916,390
Shares reacquired	(887,237)	(12,758,306)

Net increase (decrease) in shares outstanding before conversion	3,290,199	47,471,484
Shares reacquired upon conversion into Class A	(160,991)	(2,346,248)

Net increase (decrease) in shares outstanding	3,129,208	$45,125,236

38

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	15,196,817	$246,065,986
Shares issued in reinvestment of dividends and distributions	4,487,201	71,527,544
Shares reacquired	(7,986,822)	(129,283,777)

Net increase (decrease) in shares outstanding before conversion	11,697,196	188,309,753
Shares reacquired upon conversion into Class A and Class Z	(1,175,887)	(19,157,550)

Net increase (decrease) in shares outstanding	10,521,309	$169,152,203

Year ended October 31, 2013:
Shares sold	20,066,526	$291,143,523
Shares issued in merger	2,513,330	35,553,074
Shares issued in reinvestment of dividends and distributions	1,082,292	15,041,870
Shares reacquired	(8,233,400)	(118,003,465)

Net increase (decrease) in shares outstanding before conversion	15,428,748	223,735,002
Shares reacquired upon conversion into Class Z	(912,358)	(13,065,924)

Net increase (decrease) in shares outstanding	14,516,390	$210,669,078

Class Q
Year ended October 31, 2014:
Shares sold	270,782	$4,708,044
Shares issued in reinvestment of dividends and distributions	15,239	258,528
Shares reacquired	(135,464)	(2,315,030)

Net increase (decrease) in shares outstanding	150,557	$2,651,542

Year ended October 31, 2013:
Shares sold	72,650	$1,096,724
Shares issued in reinvestment of dividends and distributions	5,343	78,867
Shares reacquired	(74,070)	(1,104,393)

Net increase (decrease) in shares outstanding	3,923	$71,198

Class R
Year ended October 31, 2014:
Shares sold	1,157,507	$19,981,623
Shares issued in reinvestment of dividends and distributions	135,260	2,303,085
Shares reacquired	(370,628)	(6,396,432)

Net increase (decrease) in shares outstanding	922,139	$15,888,276

Year ended October 31, 2013:
Shares sold	868,863	$13,429,543
Shares issued in merger	192	2,880
Shares issued in reinvestment of dividends and distributions	24,623	367,230
Shares reacquired	(201,382)	(3,095,665)

Net increase (decrease) in shares outstanding	692,296	$10,703,988

Prudential Jennison Equity Income Fund	39

Notes to Financial Statements

continued

Class X	Shares	Amount
Period ended April 11, 2014:*
Shares issued in reinvestment of dividends and distributions	970	$15,336
Shares reacquired	(1,210)	(19,279)

Net increase (decrease) in shares outstanding before conversion	(240)	(3,943)
Shares reacquired upon conversion into Class A	(27,624)	(441,185)

Net increase (decrease) in shares outstanding	(27,864)	$(445,128)

Year ended October 31, 2013:
Shares sold	1,800	$25,734
Shares issued in merger	6,216	87,873
Shares issued in reinvestment of dividends and distributions	1,703	23,233
Shares reacquired	(5,705)	(82,011)

Net increase (decrease) in shares outstanding before conversion	4,014	54,829
Shares reacquired upon conversion into Class A	(72,036)	(1,033,133)

Net increase (decrease) in shares outstanding	(68,022)	$(978,304)

Class Z
Year ended October 31, 2014:
Shares sold	25,659,760	$442,732,393
Shares issued in reinvestment of dividends and distributions	4,943,646	84,115,127
Shares reacquired	(18,277,233)	(314,319,300)

Net increase (decrease) in shares outstanding before conversion	12,326,173	212,528,220
Shares issued upon conversion from Class A and Class C	12,792,240	226,286,080
Shares reacquired upon conversion into Class A	(159,436)	(2,762,374)

Net increase (decrease) in shares outstanding	24,958,977	$436,051,926

Year ended October 31, 2013:
Shares sold	30,752,301	$472,658,670
Shares issued in merger	177,971	2,666,337
Shares issued in reinvestment of dividends and distributions	1,598,627	23,674,188
Shares reacquired	(19,481,771)	(297,500,701)

Net increase (decrease) in shares outstanding before conversion	13,047,128	201,498,494
Shares issued upon conversion from Class A and Class C	1,343,373	20,536,992
Shares reacquired upon conversion into Class A	(184,844)	(2,780,134)

Net increase (decrease) in shares outstanding	14,205,657	$219,255,352

*	End of operations.

40

6. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended October 31, 2014, the adjustments were to decrease distributions in excess of net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $5,685,278 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies and partnership investments, book/tax differences in the treatment of distributions and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2014, the tax character of dividends paid by the Fund was $185,041,864 of ordinary income and $189,605,173 of long-term capital gains. For the year ended October 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes by the Fund was $101,158,025 of ordinary income.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis were $20,742,233 of ordinary income and $183,725,044 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$4,344,880,929	$1,020,829,713	$(163,505,780)	$857,323,933	$(228,592)	$857,095,341

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in partnerships. Other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and options.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The

Prudential Jennison Equity Income Fund	41

Notes to Financial Statements

continued

Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Portfolio Securities

Purchases and sales of securities, other than short term obligations, during the year ended October 31, 2014, were $2,817,858,758 and $2,652,578,970, respectively.

8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund borrowed an average balance of $8,920,000 for 3 days at a weighted average interest rate of 1.41% pursuant to the SCA during the year ended October 31, 2014.

9. Reorganization

On December 4, 2012, the Board of Trustees of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on June 7, 2013 and the reorganization took place on June 21, 2013. The purpose of the transaction was to combine two funds with comparable investment objectives and policies.

42

The acquisition was accomplished by a tax-free exchange of the following shares on June 21, 2013:

Merged Portfolio		Acquiring Portfolio
Target Growth Asset Allocation Fund		Jennison Equity Income Portfolio
Class	Shares	Class	Shares	Value
A	8,584,038	A	7,610,532	$114,043,817
B	1,293,742	B	1,112,052	15,752,745
C	2,917,774	C	2,513,330	35,553,074
R	218	R	192	2,880
X	7,101	X	6,216	87,873
Z	195,311	Z	177,971	2,666,337

For financial reporting purposes, assets received and shares issued by Jennison Equity Income Portfolio were recorded at fair value; however, the cost basis of the investments received from Target Growth Asset Allocation Fund was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio			Acquiring Portfolio
Target Growth Asset Allocation Fund			Jennison Equity Income Portfolio
Class	Net Assets	Unrealized Appreciation	Class	Net Assets
A	$114,043,817	$9,081,317	A	$1,416,383,180
B	15,752,745	9,232,717	B	116,255,227
C	35,553,074	7,264,184	C	854,459,849
R	2,880	4,463	Q	2,194,387
X	87,873	(360,578)	R	16,001,929
Z	2,666,337	9,013,263	X	600,811
			Z	1,058,696,322

Assuming the acquisition had been completed on November 1, 2012, Jennison Equity Income Portfolio’s results of operations for the year ended October 31, 2013 were as follows:

Net investment income	$87,324,855	(a)
Net realized and unrealized	$710,167,851	(b)

Gain (loss) on investments	$797,492,706

(a)	$86,240,008, as reported in the Statement of Operations, plus $619,847 Net Investment Income from Merged Fund pre-merger, plus $465,000 of pro-forma eliminated expenses.
(b)	$689,846,550, as reported in the Statement of Operations, plus $20,321,301 Net Realized and Unrealized Gain (loss) on Investments from Merger Fund pre-merger.

Prudential Jennison Equity Income Fund	43

Notes to Financial Statements

continued

Because both Jennison Equity Income Portfolio and Target Growth Asset Allocation Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Target Growth Asset Allocation Fund that have been included in Jennison Equity Income Portfolio’s Statement of Operations since June 21, 2013.

10. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gains distributions on December 17, 2014 to shareholders of record on December 18, 2014. The ex-dividend date was December 19, 2014. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.06802	$0.07122	$0.63041
Class B	$0.03253	$0.07122	$0.63041
Class C	$0.03253	$0.07122	$0.63041
Class Q	$0.08729	$0.07122	$0.63041
Class R	$0.05497	$0.07122	$0.63041
Class Z	$0.08109	$0.07122	$0.63041

44

Financial Highlights

Class A Shares
	Year Ended October 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$16.84	$13.90	$12.98	$12.92	$10.86
Income from investment operations:
Net investment income	.70	.40	.55	.52	.43
Net realized and unrealized gain on investments	1.77	3.01	.83	.02	2.24
Total from investment operations	2.47	3.41	1.38	.54	2.67
Less Dividends and Distributions:
Dividends from net investment income	(.70)	(.47)	(.46)	(.48)	(.61)
Distributions from net realized gains	(.73)	-	-	-	-
Total dividends and distributions	(1.43)	(.47)	(.46)	(.48)	(.61)
Capital Contributions(d)	-	-	-	-	- *
Net Asset Value, end of year	$17.88	$16.84	$13.90	$12.98	$12.92
Total Return(a)	15.36%	25.14%	10.77%	4.16%	25.19%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,751.8	$1,738.3	$1,249.1	$935.0	$313.7
Average net assets (in millions)	$1,807.3	$1,458.7	$1,124.3	$731.3	$142.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.13%	1.16%	1.17%	1.22%	1.44%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.18%	1.21%	1.22%	1.27%	1.50%
Net investment income	4.04%	2.63%	4.07%	3.88%	3.62%
Portfolio turnover rate	57%	91%	72%	70%	49%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party's settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Amount is less than $0.005.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	45

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.90	$13.15	$12.31	$12.27	$10.30
Income from investment operations:
Net investment income	.53	.25	.43	.39	.32
Net realized and unrealized gain on investments	1.67	2.87	.77	.04	2.13
Total from investment operations	2.20	3.12	1.20	.43	2.45
Less Dividends and Distributions:
Dividends from net investment income	(.58)	(.37)	(.36)	(.39)	(.48)
Distributions from net realized gains	(.73)	-	-	-	-
Total dividends and distributions	(1.31)	(.37)	(.36)	(.39)	(.48)
Capital Contributions(d)	-	-	-	-	- *
Net Asset Value, end of year	$16.79	$15.90	$13.15	$12.31	$12.27
Total Return(a)	14.52%	24.16%	9.91%	3.45%	24.32%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$173.7	$159.3	$90.6	$58.8	$16.8
Average net assets (in millions)	$171.9	$119.3	$76.5	$42.0	$8.2
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.88%	1.91%	1.92%	1.97%	2.19%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.88%	1.91%	1.92%	1.97%	2.20%
Net investment income	3.25%	1.81%	3.33%	3.07%	2.85%
Portfolio turnover rate	57%	91%	72%	70%	49%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party's settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Amount is less than $0.005.

See Notes to Financial Statements.

46

Class C Shares
	Year Ended October 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.87	$13.12	$12.28	$12.25	$10.28
Income from investment operations:
Net investment income	.51	.27	.43	.39	.32
Net realized and unrealized gain on investments	1.68	2.85	.77	.03	2.13
Total from investment operations	2.19	3.12	1.20	.42	2.45
Less Dividends and Distributions:
Dividends from net investment income	(.58)	(.37)	(.36)	(.39)	(.48)
Distributions from net realized gains	(.73)	-	-	-	-
Total dividends and distributions	(1.31)	(.37)	(.36)	(.39)	(.48)
Capital Contributions(d)	-	-	-	-	- *
Net Asset Value, end of year	$16.75	$15.87	$13.12	$12.28	$12.25
Total Return(a)	14.48%	24.22%	9.93%	3.37%	24.37%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,302.2	$1,066.6	$691.5	$499.1	$107.3
Average net assets (in millions)	$1,195.7	$851.3	$615.1	$356.1	$49.1
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.88%	1.91%	1.92%	1.97%	2.19%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.88%	1.91%	1.92%	1.97%	2.20%
Net investment income	3.16%	1.87%	3.33%	3.08%	2.85%
Portfolio turnover rate	57%	91%	72%	70%	49%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party's settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Amount is less than $0.005.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	47

Financial Highlights

continued

Class Q Shares
	Year Ended October 31,			January 18, 2011(d) through October 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$16.85	$13.90	$12.99	$13.52
Income from investment operations:
Net investment income	.74	.46	.62	.29
Net realized and unrealized gain (loss) on investments	1.80	3.01	.80	(.43)
Total from investment operations	2.54	3.47	1.42	(.14)
Less Dividends and Distributions:
Dividends from net investment income	(.76)	(.52)	(.51)	(.39)
Distributions from net realized gains	(.73)	-	-	-
Total dividends and distributions	(1.49)	(.52)	(.51)	(.39)
Net Asset Value, end of period	$17.90	$16.85	$13.90	$12.99
Total Return(a)	15.81%	25.64%	11.09%	(1.06)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.6	$2.7	$2.2	$1.0
Average net assets (in millions)	$2.8	$2.3	$1.7	$.2
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.78%	.81%	.81%	.89%	(e)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.78%	.81%	.81%	.89%	(e)
Net investment income	4.30%	3.00%	4.57%	2.99%	(e)
Portfolio turnover rate	57%	91%	72%	70%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

48

Class R Shares
	Year Ended October 31,			January 18, 2011(d) through October 31,
	2014(b)	2013(b)	2012(b)	2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$16.84	$13.89	$12.98	$13.52
Income from investment operations:
Net investment income	.59	.34	.52	.32
Net realized and unrealized gain (loss) on investments	1.84	3.05	.81	(.52)
Total from investment operations	2.43	3.39	1.33	(.20)
Less Dividends and Distributions:
Dividends from net investment income	(.66)	(.44)	(.42)	(.34)
Distributions from net realized gains	(.73)	-	-	-
Total dividends and distributions	(1.39)	(.44)	(.42)	(.34)
Net Asset Value, end of period	$17.88	$16.84	$13.89	$12.98
Total Return(a)	15.08%	24.86%	10.42%	(1.50)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$40.3	$22.4	$8.9	$3.0
Average net assets (in millions)	$32.5	$14.7	$5.7	$1.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.38%	1.41%	1.42%	1.51%	(e)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.63%	1.66%	1.67%	1.76%	(e)
Net investment income	3.40%	2.25%	3.83%	3.09%	(e)
Portfolio turnover rate	57%	91%	72%	70%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	49

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(b)(g)		2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.86		$13.11	$12.27	$12.24	$10.28
Income from investment operations:
Net investment income	.31		.33	.41	.44	.31
Net realized and unrealized gain (loss) on investments	.38		2.79	.79	(.02)	2.13
Total from investment operations	.69		3.12	1.20	.42	2.44
Less Dividends and Distributions:
Dividends from net investment income	(.42)		(.37)	(.36)	(.39)	(.48)
Distributions from net realized gains	(.73)		-	-	-	-
Total dividends and distributions	(1.15)		(.37)	(.36)	(.39)	(.48)
Capital Contributions(d)	-		-	-	-	- *
Net Asset Value, end of year	$15.40		$15.86	$13.11	$12.27	$12.24
Total Return(a)	4.28%		24.24%	9.94%	3.37%	24.27%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$-	(h)	$0.4	$1.3	$2.7	$5.1
Average net assets (in millions)	$.2		$.8	$1.8	$3.8	$6.5
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.88%	(e)	1.91%	1.92%	1.95%	2.19%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.88%	(e)	1.91%	1.92%	1.95%	2.20%
Net investment income	4.24%	(e)	2.16%	3.20%	3.42%	2.74%
Portfolio turnover rate	35%	(f)	91%	72%	70%	49%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party's settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

(e) Annualized.

(f) Not annualized.

(g) End of operations.

(h) Net assets were $49,627.

* Amount is less than $0.005.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended October 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$16.84	$13.89	$12.97	$12.91	$10.87
Income from investment operations:
Net investment income	.69	.43	.59	.53	.47
Net realized and unrealized gain on investments	1.82	3.03	.82	.04	2.22
Total from investment operations	2.51	3.46	1.41	.57	2.69
Less Dividends and Distributions:
Dividends from net investment income	(.74)	(.51)	(.49)	(.51)	(.65)
Distributions from net realized gains	(.73)	-	-	-	-
Total dividends and distributions	(1.47)	(.51)	(.49)	(.51)	(.65)
Capital Contributions(d)	-	-	-	-	- *
Net Asset Value, end of year	$17.88	$16.84	$13.89	$12.97	$12.91
Total Return(a)	15.65%	25.47%	11.06%	4.42%	25.45%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,777.7	$1,254.1	$837.3	$553.4	$70.4
Average net assets (in millions)	$1,457.1	$1,023.2	$713.7	$348.9	$14.0
Ratios to average net assets(c):
Expenses After Advisory Fee Waiver and Expense Reimbursement	.88%	.91%	.92%	.98%	1.19%
Expenses Before Advisory Fee Waiver and Expense Reimbursement	.88%	.91%	.92%	.98%	1.20%
Net investment income	4.00%	2.87%	4.33%	4.00%	3.90%
Portfolio turnover rate	57%	91%	72%	70%	49%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party's settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Amount is less than $0.005.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Income Fund, a series of Prudential Investment Portfolios, Inc. 10, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2014

52

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2014, the Fund reports the maximum amount allowed per share, but not less than $.73 for Class A, B, C, Q, R, X, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Equity Income Fund	100.00%	39.47%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2014.

Prudential Jennison Equity Income Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Income Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Equity Income Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 2003, Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison Equity Income Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Income Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Jennison Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer

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(“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. In light of the Fund’s current size and expense structure, the Board negotiated with PI to implement

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

additional breakpoints to the contractual management fee schedule. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Equity Income Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	1st Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board noted PI’s agreement to implement additional contractual management fee breakpoints of 0.70% on assets over $5 billion and up to $7.5 billion, 0.675% on assets over $7.5 billion and up to $10 billion, and 0.65% on assets over $10 billion. The breakpoints are in addition to the existing contractual management fee breakpoints of 0.85% on assets up to $500 million, 0.80% on assets over $500 million and up to $1 billion, 0.75% on assets over $1 billion and up to $2.5 billion, and 0.725% on assets over $2.5 billion and up to $5 billion.

•

The Board concluded that, in light of the Fund’s competitive performance against its benchmark index and Peer Universe, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe •
Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn •
Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith •
Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Income Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY INCOME FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	SPQAX	JEIBX	AGOCX	PJIQX	PJERX	JDEZX
CUSIP	74441L808	74441L881	74441L873	74441L816	74441L790	74441L832

MF203E    0270914-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL MID-CAP VALUE FUND

ANNUAL REPORT • OCTOBER 31, 2014

Fund Type

Mid-Cap Stock

Objective

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Mid-Cap Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Mid-Cap Value Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	16.49%	132.07%	155.69%	—
Class B	15.66	123.75	137.61	—
Class C	15.66	123.72	137.22	—
Class Q	16.87	N/A	N/A	72.12% (1/18/11)
Class Z	16.80	135.23	N/A	113.95 (11/28/05)
Russell Midcap Value Index	16.18	140.54	166.29	—
S&P MidCap 400 Stock Index	11.65	131.49	171.44	—
Russell Midcap Index	15.32	138.31	168.25	—
Lipper Mid-Cap Value Funds Average	12.01	118.83	134.27	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	11.72%	15.38%	8.95%	—
Class B	12.37	15.74	8.76	—
Class C	16.30	15.82	8.74	—
Class Q	18.61	N/A	N/A	14.83% (1/18/11)
Class Z	18.53	17.01	N/A	8.61 (11/28/05)
Russell Midcap Value Index	17.46	17.24	10.17	—
S&P MidCap 400 Stock Index	11.82	16.37	10.29	—
Russell Midcap Index	15.83	17.19	10.34	—
Lipper Mid-Cap Value Funds Average	13.57	15.39	8.77	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	10.08%	17.01%	9.22%	—
Class B	10.66	17.37	9.04	—
Class C	14.66	17.47	9.02	—
Class Q	16.87	N/A	N/A	15.42% (1/18/11)
Class Z	16.80	18.66	N/A	8.90 (11/28/05)

Average Annual Total Returns (Without Sales Charges) as of 10/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	16.49%	18.34%	9.84%	—
Class B	15.66	17.48	9.04	—
Class C	15.66	17.47	9.02	—
Class Q	16.87	N/A	N/A	15.42% (1/18/11)
Class Z	16.80	18.66	N/A	8.90 (11/28/05)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Mid-Cap Value Fund (Class A shares) with a similar investment in the S&P MidCap 400 Index and Russell Midcap Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2004) and the account values at the end of the current fiscal year (October 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for Class B, Class C, Class Q, and Class Z

Prudential Mid-Cap Value Fund	3

Your Fund’s Performance (continued)

shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Russell Midcap Value Index

The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the index are also members of the Russell 1000 Value Index. Russell Midcap Value Index Closest Month-End to Inception cumulative total returns as of 10/31/14 are 70.70% for Class Q; and 115.24% for Class Z. Russell Midcap Value Index Closest Month-End to Inception average annual total returns as of 9/30/14 are 14.64% for Class Q; and 8.65% for Class Z.

Standard & Poor’s MidCap 400 Stock Index

The Standard & Poor’s MidCap 400 Stock Index (S&P MidCap 400 Stock Index) is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed. S&P MidCap 400 Index Closest Month-End to Inception cumulative total returns as of 10/31/14 are 62.06% for Class Q; and 119.97% for Class Z. S&P MidCap 400 Index Closest Month-End to Inception average annual total returns as of 9/30/14 are 12.99% for Class Q; and 8.90% for Class Z.

Russell Midcap Index

The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Index Closest Month-End to Inception cumulative total returns as of 10/31/14 are 67.84% for Class Q; and 117.51% for Class Z. Russell Midcap Index Closest Month-End to Inception average annual total returns as of 9/30/14 are 14.22% for Class Q; and 8.82% for Class Z.

Lipper Mid-Cap Value Funds Average

The Lipper Mid-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mid-Cap Value Funds category for the periods noted. Funds in the Lipper Average by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the companies in the S&P MidCap 400 Index. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/14 are 59.12% for Class Q; and 95.09% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/14 are 12.68% for Class Q; and 7.54% for Class Z.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Mid-Cap Value Fund	5

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 10/31/14
CIGNA Corp., Health Care Providers & Services	1.6%
HCA Holdings, Inc., Health Care Providers & Services	1.4
PPL Corp., Electric Utilities	1.2
Western Digital Corp., Technology Hardware, Storage & Peripherals	1.2
ConAgra Foods, Inc., Food Products	1.2

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

Prudential Mid-Cap Value Fund’s Class A shares gained 16.49% for the 12-month reporting period ended October 31, 2014, outperforming the 16.18% gain of the benchmark Russell Midcap Value Index (the Index), and outperforming the 12.01% gain of the Lipper Mid-Cap Value Funds Average.

What were conditions like in the mid-cap section of the US stock market?

•

Along with the broader equity market, prices of medium-sized US companies performed well during the 12-month period that began November 1, 2013, benefiting from stronger economic growth and attractive corporate earnings. US stocks advanced despite significant investor concerns surrounding the state of the global economic recovery—the timing of the Federal Reserve’s (the Fed) first benchmark interest rate increase, slowing gross domestic product (GDP) growth in China, fears that the euro zone’s recovery was about to unravel, and the uncertain economic impact on Europe of the geopolitical tensions between Russia and Ukraine.

•

Mid-cap value stocks outperformed small-cap value stocks as measured by the Russell Midcap Value Index and the Russell 2000 Value, but trailed large-cap value stocks as measured by the Russell 1000 Indexes. Mid-cap value stocks also outperformed mid-cap growth stocks.

•

US equities began the reporting period by posting solid gains in November and December, capping off a banner year. Market volatility was modest, despite a partial government shutdown during October 2013. In December, amid stronger economic growth, the Fed announced it would begin tapering its bond-buying program in January 2014. Investors greeted the news with enthusiasm and stocks rallied.

•

US equities slogged through a harsh winter and economic headwinds to generate a small gain in the first quarter of 2014. Weaker manufacturing growth in China led to a steep sell-off in January. Stock prices rebounded to a record high the following month. However, prices again stumbled in March due to geopolitical tensions between Russia and Ukraine, concerns surrounding slowing US economic growth, driven by unusually bad winter weather, and suggestions by new Fed chair Janet Yellen that the Fed might begin to increase interest rates sooner than expected.

•

The stock market hit a new high the first week of the second quarter before falling back on continued geopolitical worries, largely about Ukraine, and uncertainty about corporate earnings. Positive sentiment in May led to a series of new market highs, which extended into June even as the Fed continued to

Prudential Mid-Cap Value Fund	7

Strategy and Performance Overview (continued)

taper. Later in the month, a militant insurgency in Iraq briefly slowed market momentum and put oil markets on edge. Although first-quarter US economic growth was revised downward to its worst contraction in five years, US equities posted modest gains for the period.

•

US equity performance was tepid in the third quarter. A positive sentiment prevailed, driven by solid fundamentals and robust economic growth. US stocks shrugged off intensifying geopolitical conflicts in the Middle East and Ukraine to hit yet another record high in August. Volatility picked up in September as investors again speculated about the Fed’s pace of interest rate increases.

•	Concerns about a global slowdown and the strengthening US dollar, which can potentially hurt exports of multinational companies, led to a sharp equity market pullback in mid-October.

•

Additionally, the Bank of Japan’s plan to boost its quantitative easing program by increasing the government pension fund’s allocation into equities and generally strong third-quarter US earnings reports, coupled with upbeat US economic news, helped push the S&P 500 to a record high October close.

How did the stock market sectors perform?

•

All sectors within the Index posted double-digit returns with the exception of energy, which was down 9.48%. Healthcare, telecommunication services, information technology, and consumer staples posted the strongest returns.

Which stock market sectors and holdings contributed most to the Fund’s performance?

•

The Fund’s superior security selection within industrials, especially among airline and machinery companies, along with favorable selection within the consumer discretionary and utility sectors, drove performance for the reporting period.

•

Within airlines, by far the top-performing industry within industrials, Southwest Airlines, which more than doubled in price during the period, Alaska Air Group, and United Continental Holdings were the top contributors. Good revenue growth and lower non-fuel costs drove the strong performance among airlines.

•

Among machinery companies, the Fund’s overweight in Trinity Industries, a manufacturer of railcars, and the timely sale of Oshkosh Corp., a manufacturer of specialty trucks and military vehicles, benefited performance.

•	Other industrials holdings that aided performance included AMERCO, the parent company of U-Haul, the do-it-yourself moving operator; United

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Rentals, an equipment rental company to construction, industrial, and utility companies; and ADT, a leader in the home security market. Investors reacted favorably as ADT’s management stemmed the rate of attrition through stricter credit standards for new customers.

•

Within the consumer discretionary sector, the Fund’s underweight in poor-performing media companies, especially Liberty Media, helped performance, as did overweights in cruise operator Royal Caribbean, gas station and convenience store chain Murphy USA, and athletic shoe retailer Foot Locker.

•	In the utilities sector, a below-benchmark exposure to Consolidated Edison and above-benchmark exposures to Wisconsin Energy, UGI Corp., and MDU Resources contributed most to performance.

Which stock market sectors and holdings detracted most from the Fund’s performance?

•	Holdings in the financials, healthcare, and energy sectors detracted from the Fund’s relative performance during the period.

•

In financials, the Fund’s holdings among REITs (real estate investment trusts), especially overweights in Corrections Corp. and CBL & Associates, hurt performance, as did an above-benchmark exposure to bank stocks. The untimely sale of NASDAQ OMX Group also detracted from performance.

•	In healthcare, the Fund lacked exposure to Forest Laboratories, which was acquired by Actavis Plc at a substantial premium during the period.

•	Energy sector stocks suffered an absolute decline due to the fall in oil prices. Holdings in Denbury Resources, SM Energy, Southwestern Energy, and Unit Corp. were the largest detractors.

Prudential Mid-Cap Value Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2014, at the beginning of the period, and held through the six-month period ended October 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Mid-Cap Value Fund		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,065.20	1.24%	$6.45
	Hypothetical	$1,000.00	$1,018.95	1.24%	$6.31

Class B	Actual	$1,000.00	$1,061.50	1.99%	$10.34
	Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

Class C	Actual	$1,000.00	$1,061.10	1.99%	$10.34
	Hypothetical	$1,000.00	$1,015.17	1.99%	$10.11

Class Q	Actual	$1,000.00	$1,066.70	0.83%	$4.32
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

Class Z	Actual	$1,000.00	$1,066.70	0.99%	$5.16
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2014, and divided by 365 days in the Fund’s fiscal year ended October 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Mid-Cap Value Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended October 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.42%	1.22%
B	2.12	1.97
C	2.12	1.97
Q	0.97	0.91
Z	1.11	0.97

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of October 31, 2014

Description	Shares	Value (Note 2)
LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS 99.6%

Aerospace & Defense 4.1%
Alliant Techsystems, Inc.	26,100	$3,052,656
Huntington Ingalls Industries, Inc.	32,200	3,407,404
L-3 Communications Holdings, Inc.	42,800	5,198,488
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	83,800	3,296,692
Textron, Inc.	121,400	5,041,742

		19,996,982

Airlines 2.1%
Alaska Air Group, Inc.	68,700	3,656,901
Southwest Airlines Co.	96,900	3,341,112
United Continental Holdings, Inc.*	58,900	3,110,509

		10,108,522

Auto Components 1.7%
Lear Corp.	41,600	3,848,000
TRW Automotive Holdings Corp.*	45,100	4,570,885

		8,418,885

Banks 8.9%
Associated Banc-Corp.	127,900	2,404,520
Bank of Hawaii Corp.	34,500	2,019,975
BankUnited, Inc.	43,200	1,291,680
BOK Financial Corp.	31,200	2,139,072
CIT Group, Inc.	72,600	3,552,318
Comerica, Inc.	68,600	3,274,964
Commerce Bancshares, Inc.	39,210	1,774,645
East West Bancorp, Inc.	75,900	2,790,084
Fifth Third Bancorp	128,800	2,574,712
First Niagara Financial Group, Inc.	164,600	1,232,854
First Republic Bank	20,800	1,059,344
Fulton Financial Corp.	192,300	2,284,524
Huntington Bancshares, Inc.	322,700	3,197,957
KeyCorp.	245,200	3,236,640
Regions Financial Corp.	320,000	3,177,600
SunTrust Banks, Inc.	121,900	4,771,166
TCF Financial Corp.	144,900	2,238,705

		43,020,760

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	13

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Capital Markets 0.3%
Lazard Ltd. (Class A Stock)	28,700	$1,412,327

Chemicals 2.9%
Celanese Corp. (Class A Stock)	74,400	4,369,512
CF Industries Holdings, Inc.	14,600	3,796,000
Eastman Chemical Co.	39,100	3,158,498
Westlake Chemical Corp.	37,500	2,645,625

		13,969,635

Commercial Services & Supplies 1.6%
ADT Corp. (The)	128,600	4,609,024
Pitney Bowes, Inc.	133,200	3,295,368

		7,904,392

Communications Equipment 1.6%
Brocade Communications Systems, Inc.	391,300	4,198,649
Harris Corp.	49,000	3,410,400

		7,609,049

Consumer Finance 0.3%
Navient Corp.	63,600	1,258,008

Containers & Packaging 2.0%
Ball Corp.	51,700	3,331,031
Crown Holdings, Inc.*	74,600	3,575,578
Rock-Tenn Co. (Class A Stock)	52,200	2,670,030

		9,576,639

Diversified Consumer Services 0.3%
Apollo Education Group, Inc.*	52,100	1,493,186

Diversified Financial Services 0.7%
NASDAQ OMX Group, Inc. (The)	75,600	3,270,456

Electric Utilities 5.4%
Edison International	88,700	5,550,846
Entergy Corp.	49,800	4,184,196
Great Plains Energy, Inc.	16,500	444,345
Pinnacle West Capital Corp.	53,100	3,264,057
PPL Corp.	170,500	5,965,795

See Notes to Financial Statements.

14

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
Westar Energy, Inc.(a)	44,100	$1,667,421
Xcel Energy, Inc.	146,600	4,906,702

		25,983,362

Electronic Equipment, Instruments & Components 2.1%
Arrow Electronics, Inc.*	69,700	3,963,142
Jabil Circuit, Inc.(a)	179,100	3,752,145
Vishay Intertechnology, Inc.(a)	180,300	2,435,853

		10,151,140

Energy Equipment & Services 3.2%
Helmerich & Payne, Inc.	28,900	2,509,098
Nabors Industries Ltd.	157,700	2,814,945
Oil States International, Inc.*	56,000	3,345,440
Patterson-UTI Energy, Inc.	70,000	1,612,100
Superior Energy Services, Inc.	108,200	2,721,230
Unit Corp.*	55,300	2,677,626

		15,680,439

Food & Staples Retailing 0.7%
Kroger Co. (The)	64,100	3,571,011

Food Products 4.0%
Bunge Ltd.	64,700	5,735,655
ConAgra Foods, Inc.	167,100	5,739,885
Pilgrim’s Pride Corp.*(a)	116,200	3,301,242
Pinnacle Foods, Inc.	50,100	1,693,380
Tyson Foods, Inc. (Class A Stock)(a)	64,600	2,606,610

		19,076,772

Gas Utilities 1.4%
AGL Resources, Inc.	56,700	3,056,697
UGI Corp.	92,150	3,473,133

		6,529,830

Health Care Providers & Services 6.2%
Aetna, Inc.	17,700	1,460,427
CIGNA Corp.	76,500	7,617,105
DaVita HealthCare Partners, Inc.*	9,800	765,086
HCA Holdings, Inc.*	94,900	6,647,745

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	15

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
Health Net, Inc.*	77,700	$3,691,527
Humana, Inc.	21,900	3,040,815
Laboratory Corp. of America Holdings*	23,600	2,579,244
Universal Health Services, Inc. (Class B Stock)	37,900	3,930,609

		29,732,558

Hotels, Restaurants & Leisure 0.7%
Royal Caribbean Cruises Ltd.	48,400	3,289,748

Household Durables 1.5%
Newell Rubbermaid, Inc.	34,200	1,139,886
PulteGroup, Inc.	130,500	2,504,295
Whirlpool Corp.	21,500	3,699,075

		7,343,256

Independent Power & Renewable Electricity Producers 0.7%
AES Corp. (The)	234,800	3,303,636

Insurance 9.6%
Alleghany Corp.*	6,700	2,976,676
Allied World Assurance Co. Holdings AG	54,100	2,055,800
American Financial Group, Inc.	42,400	2,536,792
Arch Capital Group Ltd.*	52,500	2,956,800
Aspen Insurance Holdings Ltd.	35,700	1,557,591
Axis Capital Holdings Ltd.	53,700	2,585,118
Endurance Specialty Holdings Ltd.	40,000	2,318,000
Hanover Insurance Group, Inc. (The)	36,900	2,470,086
HCC Insurance Holdings, Inc.	58,700	3,063,553
Loews Corp.	93,400	4,072,240
Old Republic International Corp.	124,400	1,837,388
PartnerRe Ltd.	22,100	2,556,749
ProAssurance Corp.	15,500	725,090
Progressive Corp. (The)	161,500	4,265,215
Reinsurance Group of America, Inc.	29,800	2,510,650
StanCorp Financial Group, Inc.	15,300	1,064,268
Unum Group	101,500	3,396,190
W.R. Berkley Corp.	50,800	2,618,232
XL Group PLC (Ireland)	17,100	579,348

		46,145,786

See Notes to Financial Statements.

16

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

IT Services 3.4%
Booz Allen Hamilton Holding Corp.	139,700	$3,681,095
Computer Sciences Corp.	67,400	4,070,960
DST Systems, Inc.	32,500	3,131,375
Xerox Corp.	401,000	5,325,280

		16,208,710

Machinery 2.3%
Dover Corp.	44,400	3,527,136
Lincoln Electric Holdings, Inc.	32,500	2,355,600
Timken Co. (The)	94,900	4,079,751
Trinity Industries, Inc.	28,400	1,014,164

		10,976,651

Media 0.5%
Gannett Co., Inc.	74,000	2,331,000
Starz (Class A Stock)*	8,900	275,010

		2,606,010

Metals & Mining 0.6%
United States Steel Corp.(a)	73,600	2,946,944

Multi-Utilities 5.0%
Alliant Energy Corp.	47,600	2,946,916
Ameren Corp.	45,500	1,926,470
CMS Energy Corp.	148,900	4,864,563
Consolidated Edison, Inc.	86,600	5,486,976
Public Service Enterprise Group, Inc.	121,900	5,035,689
SCANA Corp.(a)	67,600	3,710,564
Sempra Energy	1,000	110,000

		24,081,178

Multiline Retail 0.7%
Big Lots, Inc.	9,400	429,110
Macy’s, Inc.	53,600	3,099,152

		3,528,262

Oil, Gas & Consumable Fuels 2.7%
Chesapeake Energy Corp.	116,100	2,575,098
Murphy Oil Corp.	10,700	571,273
SM Energy Co.	37,800	2,128,140

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	17

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Southwestern Energy Co.*	74,300	$2,415,493
Tesoro Corp.	31,500	2,249,415
Whiting Petroleum Corp.*	46,500	2,847,660

		12,787,079

Paper & Forest Products 0.3%
International Paper Co.	31,500	1,594,530

Real Estate Investment Trusts (REITs) 9.6%
American Capital Agency Corp.	80,300	1,826,022
Annaly Capital Management, Inc.	228,000	2,601,480
Apartment Investment & Management Co. (Class A Stock)	52,800	1,889,712
AvalonBay Communities, Inc.	24,600	3,833,664
Boston Properties, Inc.	11,500	1,457,625
Brandywine Realty Trust	117,100	1,806,853
Chimera Investment Corp.	526,600	1,642,992
Douglas Emmett, Inc.	29,500	829,835
Equity Lifestyle Properties, Inc.	37,200	1,826,520
General Growth Properties, Inc.	80,700	2,090,937
HCP, Inc.	56,300	2,475,511
Hospitality Properties Trust	69,700	2,063,817
Host Hotels & Resorts, Inc.	109,900	2,561,769
MFA Financial, Inc.	179,700	1,505,886
Piedmont Office Realty Trust, Inc. (Class A Stock)	111,200	2,162,840
Post Properties, Inc.	37,800	2,114,532
Prologis, Inc.	87,700	3,652,705
Rayonier, Inc.	43,100	1,442,557
Senior Housing Properties Trust	91,700	2,071,503
Starwood Property Trust, Inc.	54,500	1,229,520
Taubman Centers, Inc.	15,300	1,163,565
Ventas, Inc.	44,600	3,055,546
Weyerhaeuser Co.	32,500	1,100,450

		46,405,841

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	7,500	1,014,075

Road & Rail 1.0%
AMERCO	9,700	2,629,864
Ryder System, Inc.	22,400	1,981,728

		4,611,592

See Notes to Financial Statements.

18

Description	Shares	Value (Note 2)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 0.6%
Marvell Technology Group Ltd.	201,300	$2,705,472
Micron Technology, Inc.*	10,900	360,681

		3,066,153

Software 2.6%
CA, Inc.	115,000	3,341,900
Symantec Corp.	210,600	5,227,092
Synopsys, Inc.*	100,100	4,102,098

		12,671,090

Specialty Retail 3.6%
Best Buy Co., Inc.	80,700	2,755,098
Dick’s Sporting Goods, Inc.	64,300	2,917,291
DSW, Inc. (Class A Stock)	67,700	2,007,305
Foot Locker, Inc.	45,500	2,548,455
GameStop Corp. (Class A Stock)	44,700	1,911,372
Murphy USA, Inc.*	68,400	3,919,320
Penske Automotive Group, Inc.	30,900	1,397,916

		17,456,757

Technology Hardware, Storage & Peripherals 2.6%
Lexmark International, Inc. (Class A Stock)(a)	52,400	2,261,584
NetApp, Inc.	106,500	4,558,200
Western Digital Corp.	59,500	5,853,015

		12,672,799

Thrifts & Mortgage Finance 0.3%
Washington Federal, Inc.	72,900	1,591,407

Trading Companies & Distributors 1.6%
Air Lease Corp.	53,400	1,953,906
GATX Corp.(a)	32,700	2,073,180
United Rentals, Inc.*(a)	32,700	3,598,962

		7,626,048

TOTAL COMMON STOCKS (cost $429,226,015)		480,691,505

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	19

Portfolio of Investments

as of October 31, 2014 continued

Description	Shares	Value (Note 2)

EXCHANGE TRADED FUND 0.3%
iShares Russell Mid-Cap Value (cost $1,027,321)	18,500	$1,339,770

TOTAL LONG-TERM INVESTMENTS (cost $430,253,336)		482,031,275

SHORT-TERM INVESTMENT 5.2%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $25,018,016; includes $20,352,265 of cash collateral for securities on loan)(Note 4)(b)(c)	25,018,016	25,018,016

TOTAL INVESTMENTS 105.1% (cost $455,271,352; Note 5)		507,049,291
Liabilities in excess of other assets (5.1)%		(24,582,409)

NET ASSETS 100.0%		$482,466,882

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,331,041; cash collateral of $20,352,265 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Fund remained in compliance.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

20

The following is a summary of the inputs used as of October 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Aerospace & Defense	$19,996,982	$—	$—
Airlines	10,108,522	—	—
Auto Components	8,418,885	—	—
Banks	43,020,760	—	—
Capital Markets	1,412,327	—	—
Chemicals	13,969,635	—	—
Commercial Services & Supplies	7,904,392	—	—
Communications Equipment	7,609,049	—	—
Consumer Finance	1,258,008	—	—
Containers & Packaging	9,576,639	—	—
Diversified Consumer Services	1,493,186	—	—
Diversified Financial Services	3,270,456	—	—
Electric Utilities	25,983,362	—	—
Electronic Equipment, Instruments & Components	10,151,140	—	—
Energy Equipment & Services	15,680,439	—	—
Food & Staples Retailing	3,571,011	—	—
Food Products	19,076,772	—	—
Gas Utilities	6,529,830	—	—
Health Care Providers & Services	29,732,558	—	—
Hotels, Restaurants & Leisure	3,289,748	—	—
Household Durables	7,343,256	—	—
Independent Power & Renewable Electricity Producers	3,303,636	—	—
Insurance	46,145,786	—	—
IT Services	16,208,710	—	—
Machinery	10,976,651	—	—
Media	2,606,010	—	—
Metals & Mining	2,946,944	—	—
Multi-Utilities	24,081,178	—	—
Multiline Retail	3,528,262	—	—
Oil, Gas & Consumable Fuels	12,787,079	—	—
Paper & Forest Products	1,594,530	—	—
Real Estate Investment Trusts (REITs)	46,405,841	—	—
Real Estate Management & Development	1,014,075	—	—
Road & Rail	4,611,592	—	—
Semiconductors & Semiconductor Equipment	3,066,153	—	—
Software	12,671,090	—	—
Specialty Retail	17,456,757	—	—

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	21

Portfolio of Investments

as of October 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Technology Hardware, Storage & Peripherals	$12,672,799	$—	$—
Thrifts & Mortgage Finance	1,591,407	—	—
Trading Companies & Distributors	7,626,048	—	—
Exchange Traded Fund	1,339,770	—	—
Affiliated Money Market Mutual Fund	25,018,016	—	—

Total	$507,049,291	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2014 was as follows (Unaudited):

Real Estate Investment Trusts (REITs)	9.6%
Insurance	9.6
Banks	8.9
Health Care Providers & Services	6.2
Electric Utilities	5.4
Affiliated Money Market Mutual Fund (including 4.2% of collateral for securities on loan)	5.2
Multi-Utilities	5.0
Aerospace & Defense	4.1
Food Products	4.0
Specialty Retail	3.6
IT Services	3.4
Energy Equipment & Services	3.2
Chemicals	2.9
Oil, Gas & Consumable Fuels	2.7
Technology Hardware, Storage & Peripherals	2.6
Software	2.6
Machinery	2.3
Electronic Equipment, Instruments & Components	2.1
Airlines	2.1
Containers & Packaging	2.0
Auto Components	1.7
Commercial Services & Supplies	1.6
Trading Companies & Distributors	1.6
Communications Equipment	1.6%
Household Durables	1.5
Gas Utilities	1.4
Road & Rail	1.0
Food & Staples Retailing	0.7
Multiline Retail	0.7
Independent Power & Renewable Electricity Producers	0.7
Hotels, Restaurants & Leisure	0.7
Diversified Financial Services	0.7
Semiconductors & Semiconductor Equipment	0.6
Metals & Mining	0.6
Media	0.5
Paper & Forest Products	0.3
Thrifts & Mortgage Finance	0.3
Diversified Consumer Services	0.3
Capital Markets	0.3
Exchange Traded Fund	0.3
Consumer Finance	0.3
Real Estate Management & Development	0.2

105.1
Liabilities in excess of other assets	(5.1)

100.0%

See Notes to Financial Statements.

22

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • October 31, 2014

Prudential Mid-Cap Value Fund

Statement of Assets & Liabilities

as of October 31, 2014

Assets
Investments at value, including securities on loan of $20,331,041:
Unaffiliated investments (cost $430,253,336)	$482,031,275
Affiliated investments (cost $25,018,016)	25,018,016
Receivable for Fund shares sold	2,482,230
Dividends and interest receivable	306,618
Prepaid expenses	3,549

Total assets	509,841,688

Liabilities
Payable to broker for collateral for securities on loan	20,352,265
Payable for Fund shares reacquired	4,329,610
Payable for investments purchased	2,158,559
Management fee payable	269,816
Accrued expenses and other liabilities	149,123
Distribution fee payable	90,226
Affiliated transfer agent fee payable	24,836
Deferred directors’ fees	371

Total liabilities	27,374,806

Net Assets	$482,466,882

Net assets were comprised of:
Common stock, at $0.001 par value	$22,635
Paid-in capital in excess of par	401,689,922

401,712,557
Undistributed net investment income	1,637,109
Accumulated net realized gain on investment transactions	27,339,277
Net unrealized appreciation on investments	51,777,939

Net assets, October 31, 2014	$482,466,882

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($218,956,755 ÷ 10,151,633 shares of common stock issued and outstanding)	$21.57
Maximum sales charge (5.5% of offering price)	1.25

Maximum offering price to public	$22.82

Class B
Net asset value, offering price and redemption price per share, ($7,959,515 ÷ 415,191 shares of common stock issued and outstanding)	$19.17

Class C
Net asset value, offering price and redemption price per share, ($50,572,972 ÷ 2,647,318 shares of common stock issued and outstanding)	$19.10

Class Q
Net asset value, offering price and redemption price per share, ($31,261,243 ÷ 1,437,268 shares of common stock issued and outstanding)	$21.75

Class Z
Net asset value, offering price and redemption price per share, ($173,716,397 ÷ 7,983,360 shares of common stock issued and outstanding)	$21.76

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	25

Statement of Operations

Year Ended October 31, 2014

Net Investment Income
Income
Unaffiliated dividend income	$6,376,661
Affiliated income from securities lending, net	25,429
Affiliated dividend income	7,602
Interest income	12

Total income	6,409,704

Expenses
Management fee	2,739,015
Distribution fee—Class A	477,376
Distribution fee—Class B	71,628
Distribution fee—Class C	435,992
Distribution fee—Class X	165
Transfer agent’s fees and expenses (including affiliated expenses of $102,200)	443,000
Registration fees	100,000
Custodian’s fees and expenses	89,000
Reports to shareholders	35,000
Audit fee	22,000
Legal fees and expenses	22,000
Directors’ fees	19,000
Insurance fees	3,000
Miscellaneous	22,169

Total expenses	4,479,345
Less: Management fee waiver and/or expense reimbursement	(430,940)
Distribution fee waiver—Class A	(79,563)

Net expenses	3,968,842

Net investment income	2,440,862

Realized and Unrealized Gain on Investments
Net realized gain on investment transactions	27,595,582
Net change in unrealized appreciation (depreciation) on investments	15,962,593

Net gain on investments	43,558,175

Net Increase In Net Assets Resulting From Operations	$45,999,037

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$2,440,862	$1,676,003
Net realized gain on investment transactions	27,595,582	20,689,267
Net change in unrealized appreciation on investments	15,962,593	22,408,591

Net increase in net assets resulting from operations	45,999,037	44,773,861

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(930,285)	(1,064,477)
Class B	(11,163)	(20,813)
Class C	(72,665)	(217,003)
Class Q	(235,800)	(103,556)
Class X	(1,872)	(13,204)
Class Z	(288,310)	(93,311)

	(1,540,095)	(1,512,364)

Distributions from net realized gains:
Class A	(11,324,238)	—
Class B	(596,390)	—
Class C	(3,882,036)	—
Class Q	(1,888,836)	—
Class X	(22,785)	—
Class Z	(2,667,279)	—

	(20,381,564)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	287,583,027	72,676,529
Net asset value of shares issued in reinvestment of dividends	20,778,282	1,460,123
Cost of shares reacquired	(61,356,156)	(26,351,128)

Net increase in net assets from Fund share transactions	247,005,153	47,785,524

Total increase	271,082,531	91,047,021

Net Assets:
Beginning of year	211,384,351	120,337,330

End of year(a)	$482,466,882	$211,384,351

(a) Includes undistributed net investment income of:	$1,637,109	$759,202

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	27

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios, Inc. 10 (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was organized on March 5, 1997, as a Maryland Corporation. The Company operates as a series company. At October 31, 2014, the Company consisted of two diversified investment portfolios (each a “Fund” and collectively the “Funds”). The information presented in these financial statements pertains to Prudential Mid-Cap Value Fund (the “Fund”). The investment objective of the Fund is capital growth.

2. Significant Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

28

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by

Prudential Mid-Cap Value Fund	29

Notes to Financial Statements

continued

the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

30

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Prudential Mid-Cap Value Fund	31

Notes to Financial Statements

continued

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. Net realized gains from investment transactions, if any, are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Fund has entered into an investment management agreement with PI which provides that the Manager will furnish the Fund with investment advice and investment management and administrative services. The Manager has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of Prudential Investment Management, Inc. The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective as of July 1, 2014, the advisory fee paid to PI is accrued daily and payable monthly at an annual rate of .825% of the average daily net assets of the Fund up to $1 billion and .80% of the average daily net assets in excess of $1 billion.

Through June 30, 2014, the advisory fee paid to PI was accrued daily and payable monthly at an annual rate of .90% of the average daily net assets of the Fund up to

32

$500 million, .85% of the next $500 million and .80% of the average daily net assets in excess of $1 billion. The effective management fee rate was .73% for the year ended October 31, 2014.

Certain officers and directors of the Fund are officers or directors of the Manager. The Fund pays no compensation directly to their officers or interested directors.

Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”), both affiliates of the Manager and an indirect, wholly owned subsidiary of Prudential Financial, Inc. (“Prudential”), serve as the distributors of the Fund. The Company has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for Class A, B, C, and X shares of each Fund in accordance with the requirements of Rule 12b-1 of the 1940 Act. No distribution or service fees are paid to PIMS as distributor for Class Q or Class Z shares.

Under the Plans, the Fund compensates PIMS and PAD distribution and service fees at an annual rate up to .30%, 1.00%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, C, and X shares, respectively. Through February 29, 2016, PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of Class A shares.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes in Net Assets and Financial Highlights as a contribution to capital.

Effective as of July 1, 2014, PI has agreed to reimburse Fund expenses and/or waive its investment management fee so that the Fund’s annual operating expenses do not exceed 0.80% (exclusive of 12b-1 fees, transfer agent fees and certain other expenses) of the Fund’s average net assets through February 29, 2016. Through June 30, 2014, PI had agreed to reimburse Fund expenses and/or waive its investment management fee so that the Fund’s annual operating expenses would not exceed 0.98% (exclusive of 12b-1 fees and certain other expenses) of the Fund’s average net assets.

During the year ended October 31, 2014, PIMS has advised the Fund, front-end sales charges (“FESC”) and contingent deferred sales charges (“CDSC”) were as follows:

Class A FESC	Class A CDSC	Class B CDSC	Class C CDSC
$350,825	$1,586	$7,162	$4,316

Prudential Mid-Cap Value Fund	33

Notes to Financial Statements

continued

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses shown in the Statements of Operations include certain out-of pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, served as the Fund’s securities lending agent. For the year ended October 31, 2014, PIM has been compensated $7,676 for these services.

5. Shares of Capital Stock

The Fund offers Class A, Class B, Class C, Class Q, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Purchases of $1 million or more are subject to a contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of their purchase. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of capital.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $.001 per share. Of the Company’s authorized capital stock, 175 million authorized shares have been allocated to the Fund and divided into seven classes, designated

34

Class A, Class B, Class C, Class M, Class Q, Class X and Class Z capital stock, each of which consists of 52 million, 10 million, 30 million, 2 million, 40 million, 1 million and 40 million authorized shares, respectively.

Transactions in shares of capital stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2014:
Shares sold	5,515,084	$113,996,684
Shares issued in reinvestment of dividends and distributions	620,148	11,646,379
Shares reacquired	(1,451,043)	(29,587,168)

Net increase (decrease) in shares outstanding before conversion	4,684,189	96,055,895
Shares issued upon conversion from Class B, Class X and Class Z	53,397	1,057,019
Shares reacquired upon conversion into Class Z	(455,399)	(9,365,859)

Net increase (decrease) in shares outstanding	4,282,187	$87,747,055

Year ended October 31, 2013:
Shares sold	1,557,559	$29,373,540
Shares issued in reinvestment of dividends and distributions	66,535	1,028,123
Shares reacquired	(1,000,984)	(17,650,681)

Net increase (decrease) in shares outstanding before conversion	623,110	12,750,982
Shares issued upon conversion from Class B, Class L, Class M and Class X	78,173	1,388,735
Shares reacquired upon conversion into Class Z	(19,274)	(322,973)

Net increase (decrease) in shares outstanding	682,009	$13,816,744

Class B
Year ended October 31, 2014:
Shares sold	173,537	$3,078,776
Shares issued in reinvestment of dividends and distributions	33,067	555,865
Shares reacquired	(49,840)	(894,286)

Net increase (decrease) in shares outstanding before conversion	156,764	2,740,355
Shares reacquired upon conversion into Class A	(34,597)	(615,176)

Net increase (decrease) in shares outstanding	122,167	$2,125,179

Year ended October 31, 2013:
Shares sold	181,530	$3,104,412
Shares issued in reinvestment of dividends and distributions	1,318	18,441
Shares reacquired	(32,715)	(534,735)

Net increase (decrease) in shares outstanding before conversion	150,133	2,588,118
Shares reacquired upon conversion into Class A	(37,049)	(601,073)

Net increase (decrease) in shares outstanding	113,084	$1,987,045

Prudential Mid-Cap Value Fund	35

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2014:
Shares sold	684,333	$12,402,531
Shares issued in reinvestment of dividends and distributions	218,057	3,652,459
Shares reacquired	(283,068)	(5,114,033)

Net increase (decrease) in shares outstanding before conversion	619,322	10,940,957
Shares reacquired upon conversion into Class Z	(11,602)	(213,666)

Net increase (decrease) in shares outstanding	607,720	$10,727,291

Year ended October 31, 2013:
Shares sold	406,193	$6,892,724
Shares issued in reinvestment of dividends and distributions	14,905	207,893
Shares reacquired	(262,382)	(4,185,833)

Net increase (decrease) in shares outstanding before conversion	158,716	2,914,784
Shares reacquired upon conversion into Class Z	(12,752)	(196,712)

Net increase (decrease) in shares outstanding	145,964	$2,718,072

Class Q
Year ended October 31, 2014:
Shares sold	441,913	$9,327,598
Shares issued in reinvestment of dividends and distributions	112,474	2,124,636
Shares reacquired	(120,583)	(2,481,797)

Net increase (decrease) in shares outstanding	433,804	$8,970,437

Year ended October 31, 2013:
Shares sold	705,264	$13,987,357
Shares issued in reinvestment of dividends and distributions	6,669	103,556
Shares reacquired	(78,842)	(1,397,487)

Net increase (decrease) in shares outstanding	633,091	$12,693,426

36

Class X	Shares	Amount
Period ended April 11, 2014:*
Shares sold	207	$3,657
Shares issued in reinvestment of dividends and distributions	1,414	24,118
Shares reacquired	(524)	(9,619)

Net increase (decrease) in shares outstanding before conversion	1,097	18,156
Shares reacquired upon conversion into Class A	(16,541)	(294,328)

Net increase (decrease) in shares outstanding	(15,444)	$(276,172)

Year ended October 31, 2013:
Shares sold	917	$14,023
Shares issued in reinvestment of dividends and distributions	926	13,124
Shares reacquired	(6,662)	(104,737)

Net increase (decrease) in shares outstanding before conversion	(4,819)	(77,590)
Shares reacquired upon conversion into Class A	(48,390)	(781,133)

Net increase (decrease) in shares outstanding	(53,209)	$(858,723)

Class Z
Year ended October 31, 2014:
Shares sold	7,197,377	$148,773,781
Shares issued in reinvestment of dividends and distributions	146,738	2,774,825
Shares reacquired	(1,121,307)	(23,269,253)

Net increase (decrease) in shares outstanding before conversion	6,222,808	128,279,353
Shares issued upon conversion from Class A and Class C	461,944	9,579,525
Shares reacquired upon conversion into Class A	(7,395)	(147,515)

Net increase (decrease) in shares outstanding	6,677,357	$137,711,363

Year ended October 31, 2013:
Shares sold	1,009,334	$19,304,473
Shares issued in reinvestment of dividends and distributions	5,721	88,986
Shares reacquired	(135,526)	(2,477,655)

Net increase (decrease) in shares outstanding before conversion	879,529	16,915,804
Shares issued upon conversion from Class A and Class C	30,559	519,685
Shares reacquired upon conversion into Class A	(327)	(6,529)

Net increase (decrease) in shares outstanding	909,761	$17,428,960

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prudential Mid-Cap Value Fund	37

Notes to Financial Statements

continued

6. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2014, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $22,860 due to differences in the treatment for book and tax purposes of certain transactions involving partnership investments. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended October 31, 2014, the tax character of dividends paid by the Fund were $5,845,922 of ordinary income and $16,075,737 of long-term capital gains. For the year ended October 31, 2013, the tax character of dividends paid by the Fund was $1,512,364 of ordinary income.

As of October 31, 2014, the accumulated undistributed earnings on a tax basis was $14,306,165 of ordinary income and $15,077,313 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$455,678,073	$58,082,877	$(6,711,659)	$51,371,218

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in partnerships.

38

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Portfolio Securities

Purchases and sales of securities, other than short term obligations, during the year ended October 31, 2014, were $502,941,981 and $274,194,493, respectively.

8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended October 31, 2014.

9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gains distributions on December 12, 2014 to shareholders of record on December 15, 2014. The ex-dividend date was December 16, 2014. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.12322	$0.52784	$0.62815
Class B	—	$0.52784	$0.62815
Class C	—	$0.52784	$0.62815
Class Q	$0.20452	$0.52784	$0.62815
Class Z	$0.17491	$0.52784	$0.62815

Prudential Mid-Cap Value Fund	39

Financial Highlights

Class A Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$20.51	$15.25	$13.83	$13.12	$10.65
Income (loss) from investment operations:
Net investment income	.17	.23	.17	.09	.08
Net realized and unrealized gain on investments	2.92	5.24	1.36	.68	2.48
Total from investment operations	3.09	5.47	1.53	.77	2.56
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.21)	(.11)	(.06)	(.09)
Distributions from net realized gains	(1.88)	-	-	-	-
Total dividends and distributions	(2.03)	(.21)	(.11)	(.06)	(.09)
Capital Contributions(d)	-	-	-	-	- *
Net asset value, end of year	$21.57	$20.51	$15.25	$13.83	$13.12
Total Return(a)	16.54%	36.32%	11.16%	5.90%	24.14%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$219.0	$120.4	$79.1	$68.1	$73.6
Average net assets (in millions)	$159.1	$94.2	$70.4	$73.4	$69.8
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.40%	1.67%	1.63%	1.61%
Expenses Before Waivers and/or Expense Reimbursement	1.42%	1.52%	1.67%	1.63%	1.61%
Net investment income	.81%	1.27%	1.16%	.63%	.65%
Portfolio turnover rate	87%	83%	25%	37%	26%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Less than $0.005.

See Notes to Financial Statements.

40

Class B Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$18.46	$13.76	$12.48	$11.87	$9.66
Income (loss) from investment operations:
Net investment income (loss)	.02	.08	.05	(.02)	(.01)
Net realized and unrealized gain on investments	2.61	4.74	1.25	.63	2.25
Total from investment operations	2.63	4.82	1.30	.61	2.24
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.12)	(.02)	-	(.03)
Distributions from net realized gains	(1.88)	-	-	-	-
Total dividends and distributions	(1.92)	(.12)	(.02)	-	(.03)
Capital Contributions(d)	-	-	-	-	- *
Net asset value, end of year	$19.17	$18.46	$13.76	$12.48	$11.87
Total Return(a)	15.66%	35.28%	10.40%	5.14%	23.20%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8.0	$5.4	$2.5	$3.0	$4.1
Average net assets (in millions)	$7.2	$3.3	$2.7	$3.9	$4.2
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.97%	2.15%	2.42%	2.38%	2.36%
Expenses Before Waivers and/or Expense Reimbursement	2.12%	2.28%	2.42%	2.38%	2.36%
Net investment income (loss)	.08%	.48%	.40%	(.12)%	(.08)%
Portfolio turnover rate	87%	83%	25%	37%	26%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Less than $0.005.

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	41

Financial Highlights

continued

Class C Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$18.40	$13.72	$12.44	$11.84	$9.63
Income (loss) from investment operations:
Net investment income (loss)	.02	.08	.05	(.02)	(.01)
Net realized and unrealized gain on investments	2.60	4.72	1.25	.62	2.25
Total from investment operations	2.62	4.80	1.30	.60	2.24
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.12)	(.02)	-	(.03)
Distributions from net realized gains	(1.88)	-	-	-	-
Total dividends and distributions	(1.92)	(.12)	(.02)	-	(.03)
Capital Contributions(d)	-	-	-	-	- *
Net asset value, end of year	$19.10	$18.40	$13.72	$12.44	$11.84
Total Return(a)	15.66%	35.24%	10.43%	5.07%	23.27%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$50.6	$37.5	$26.0	$27.3	$29.9
Average net assets (in millions)	$43.6	$30.6	$26.6	$30.7	$29.5
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.97%	2.15%	2.42%	2.38%	2.36%
Expenses Before Waivers and/or Expense Reimbursement	2.12%	2.27%	2.42%	2.38%	2.36%
Net investment income (loss)	.08%	.53%	.40%	(.12)%	(.09)%
Portfolio turnover rate	87%	83%	25%	37%	26%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Less than $0.005.

See Notes to Financial Statements.

42

Class Q Shares
	Year Ended October 31,			January 18, 2011(d) through October 31,
	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.69	$15.39	$13.95	$14.50
Income (loss) from investment operations:
Net investment income	.23	.31	.24	.11
Net realized and unrealized gain (loss) on investments	2.94	5.28	1.38	(.66)
Total from investment operations	3.17	5.59	1.62	(.55)
Less Dividends and Distributions:
Dividends from net investment income	(.23)	(.29)	(.18)	-
Distributions from net realized gains	(1.88)	-	-	-
Total dividends and distributions	(2.11)	(.29)	(.18)	-
Capital Contributions	-	-	-	-
Net asset value, end of period	$21.75	$20.69	$15.39	$13.95
Total Return(a)	16.87%	36.91%	11.80%	(3.79)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$31.3	$20.8	$5.7	$12.7
Average net assets (in millions)	$23.2	$7.5	$8.1	$13.4
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	.91%	.96%	1.14%	1.13%	(e)
Expenses Before Waivers and/or Expense Reimbursement	.97%	1.10%	1.14%	1.13%	(e)
Net investment income	1.14%	1.67%	1.67%	.99%	(e)
Portfolio turnover rate	87%	83%	25%	37%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	43

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended October 31,
	2014(h)		2013	2012	2011	2010	2009
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.81		$14.01	$12.70	$12.05	$9.79	$8.37
Income (loss) from investment operations:
Net investment income	.09		.23	.15	.09	.08	.10
Net realized and unrealized gain on investments	.95		4.78	1.27	.62	2.26	1.52
Total from investment operations	1.04		5.01	1.42	.71	2.34	1.62
Less Dividends and Distributions:
Dividends from net investment income	(.15)		(.21)	(.11)	(.06)	(.09)	(.21)
Distributions from net realized gains	(1.88)		-	-	-	-	-
Total dividends and distributions	(2.03)		(.21)	(.11)	(.06)	(.09)	(.21)
Capital Contributions(c)(e)	-		-	- *	- *	.01	.01
Net asset value, end of period	$17.82		$18.81	$14.01	$12.70	$12.05	$9.79
Total Return(a)	6.02%		36.26%	11.28%	5.93%	24.15%	20.15%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$-		$0.3	$1.0	$1.9	$4.1	$5.3
Average net assets (in millions)	$0.1		$0.6	$1.4	$3.0	$4.7	$5.4
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	1.25%	(f)	1.48%	1.67%	1.63%	1.61%	1.72%
Expenses Before Waivers and/or Expense Reimbursement	1.40%	(f)	1.54%	1.67%	1.63%	1.61%	1.72%
Net investment income	1.08%	(f)	1.48%	1.13%	.65%	.69%	1.24%
Portfolio turnover rate	46%	(g)	83%	25%	37%	26%	38%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of regulatory limits. Total Return has not been adjusted to reflect the manager payment for sales charges in excess of regulatory limits.

(d)	Does not include expenses of the underlying portfolio in which the Fund invests.

(e) The Fund received payments related to a former affiliates and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

(f) Annualized.

(g) Not annualized.

(h) End of operations.

* Less than $0.005.

See Notes to Financial Statements.

44

Class Z Shares
	Year Ended October 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$20.68	$15.38	$13.94	$13.21	$10.72
Income (loss) from investment operations:
Net investment income	.21	.25	.20	.15	.11
Net realized and unrealized gain on investments	2.95	5.30	1.38	.67	2.49
Total from investment operations	3.16	5.55	1.58	.82	2.60
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.25)	(.14)	(.09)	(.11)
Distributions from net realized gains	(1.88)	-	-	-	-
Total dividends and distributions	(2.08)	(.25)	(.14)	(.09)	(.11)
Capital Contributions(d)	-	-	-	-	- *
Net asset value, end of year	$21.76	$20.68	$15.38	$13.94	$13.21
Total Return(a)	16.80%	36.60%	11.51%	6.26%	24.43%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$173.7	$27.0	$6.1	$5.0	$16.8
Average net assets (in millions)	$82.8	$12.3	$5.7	$7.8	$17.0
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	.97%	1.10%	1.42%	1.38%	1.36%
Expenses Before Waivers and/or Expense Reimbursement	1.11%	1.26%	1.42%	1.38%	1.36%
Net investment income	1.02%	1.36%	1.39%	1.07%	.90%
Portfolio turnover rate	87%	83%	25%	37%	26%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculated based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliates and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The fund was not involved in the proceedings or in the calculation of the amount of the settlement.

* Less than $0.005.

See Notes to Financial Statements.

Prudential Mid-Cap Value Fund	45

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential Mid Cap Value Fund, a series of Prudential Investment Portfolios, Inc. 10, (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2014

46

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended October 31, 2014, the Series reported the maximum amount allowed per share, but not less than $1.48 for Class A, B, C, Q, X, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Mid-Cap Value Fund	46.02%	45.31%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2014.

Prudential Mid-Cap Value Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Mid-Cap Value Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 69	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Mid-Cap Value Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; Formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1) The year in which each individual joined the Funds’ Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 2003, Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Mid-Cap Value Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Mid-Cap Value Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received

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favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the

Prudential Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mid-Cap Value Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board noted PI’s decision to implement an expense cap in May 2013, which would have resulted in a second quartile ranking for net total expenses if it had been in effect during the most recent fiscal year.

•

The Board and PI agreed to enhance the Fund’s existing expense cap of 0.98% (exclusive of 12b-1 fees and certain other fees) so that the Fund’s total operating expenses do not exceed 0.80% (exclusive of 12b-1 fees and certain other fees) through February 28, 2015.

•

The Board and PI agreed to reduce the existing contractual management fee schedule of 0.90% on assets up to $500 million, 0.85% on assets from $500 million to $1 billion and 0.80% on assets over $1 billion with the following new schedule: 0.825% on assets up to $1 billion, and 0.800% on assets over $1 billion.

•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Mid-Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Mid-Cap Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL MID-CAP VALUE FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	SPRAX	SVUBX	NCBVX	PMVQX	SPVZX
CUSIP	74441L105	74441L204	74441L303	74441L824	74441L709

MF202E    0270913-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2014 and October 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $47,940 and $57,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2014